UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22574

WHITEBOX MUTUAL FUNDS

(exact name of registrant as specified in charter)

3033 Excelsior Boulevard, Suite 300

Minneapolis, MN 55416

(Address of principal executive offices) (Zip code)

Bruce W. Nordin, President

Whitebox Mutual Funds

3033 Excelsior Boulevard, Suite 300

Minneapolis, MN 55416

(Name and address of agent for service)

Registrant’s telephone number, including area code: 612-253-6001

Date of fiscal year end:    October 31

Date of reporting period: December 1, 2012 – October 31, 2013

Copies to:

Matthew L. Thompson, Esq.	Peter Fetzer, Esq.
Faegre & Benson LLP	Foley & Lardner LLP
90 South 7th Street, Suite 2200	777 East Wisconsin Avenue
Minneapolis, MN 55402	Milwaukee, WI 53202

Item 1.	Reports to Stockholders.

WHITEBOX

Mutual Funds

ANNUAL REPORT

OCTOBER 31, 2013

Whitebox Tactical Opportunities Fund

Whitebox Long Short Equity Fund

Whitebox Tactical Opportunities Fund	Shareholder Letter
October 31, 2013 (Unaudited)

Dear Shareholders,

For the fiscal year ended October 31, 2013, the Whitebox Tactical Opportunities Fund (the “Fund”) generated a positive return of 14.01% for institutional shares (WBMIX), 13.67% for investor shares (WBMAX) and 13.74% for advisor shares (WBMRX). Of the Fund’s two designated benchmarks, the S&P 500 Index returned 24.39% while the Barclays Capital U.S. Aggregate Bond Index returned -1.08%.

About the Fund

The objective of the Tactical Opportunities Fund is to provide investors with a combination of capital appreciation and income that is consistent with prudent investment management.

The core of our approach aims to parallel that of what we believe to be the most successful endowments. Through innovative asset allocation, the Fund has the freedom to pursue our best ideas across multiple markets along with the ability to employ non-traditional strategies to deal with the multiple possibilities of an uncertain future.

Fiscal Year in Review

Fiscal year 2013 saw the most significant shift in strategy for the Fund since its launch on December 1, 2011. At the time we launched the Fund we believed the best asset class for our investors was equities, particularly large-cap, blue chip equities with strong balance sheets and free cash flow. We paid even more attention to those companies that exhibited shareholder-friendly behavior, e.g. buybacks and/or dividends.

Early in calendar year 2013, we believed the risk of a severe disruption in the credit markets had significantly increased, and that such a disruption could have serious negative collateral consequences for equity markets. Though we did not believe equity market pricing was unreasonable – in fact we thought there was still significant room to grow within equity markets – we believed the risk of a crack in the credit markets spilling over into equities was too great to ignore. We assumed a slightly more defensive posture, using option straddles to replace some of our long equity exposure and adding a short position on high-yield bond exchange-traded funds (ETFs) and long-dated Treasuries.

Of course, the crack in the credit market didn’t happen and equity markets continued their run through the first 10 months of 2013, aside from a temporary blip in May and another in August. At this point, we began to grow skeptical of equity market pricing generally, especially the pricing of what we’re calling “story” stocks. Story stocks are companies with an unproven profit model that nevertheless appear to have become the darlings of the market, usually due to enthusiasm about the story that would lead the company to become the next big thing in online advertising/home entertainment/voice recognition technology/cloud-based services etc. We believe too many of these companies are being driven to exorbitant multiples. It’s not that it’s impossible for any of them to reach these prospective heights, but rather that it’s impossible for all of them to.

We added a number of shorts on story stocks and other equities, and reduced equity exposure as a percentage of net asset value dramatically. From Q2 2013 to Q3 2013, our long market value equity exposure shrunk from roughly 80% to less than 60%. Over the same time period, our net exposure to equities (long market value minus short market value) decreased from more than 50%

Annual Report | October 31, 2013	1

Whitebox Tactical Opportunities Fund	Shareholder Letter
October 31, 2013 (Unaudited)

to single digits, a result of our reduced long equity positions and significantly increased short equity positions.

Another way to look at this change is to examine the theoretical beta of the portfolio. During the first few quarters of operation, the beta to the S&P 500 Index ranged around 0.7 or even 0.8. That’s quite high. In theory, a portfolio with a beta of 1.0 should have price movements closely correlated to the movement of the larger market. At the end of fiscal year 2013, however, our theoretic beta to the S&P 500 Index was closer to 0.2, indicating that general market direction should have little bearing on the Fund’s returns. The Fund, for the time being, has taken a defensive, more market-neutral approach.

The following themes were a part of the Fund’s portfolio at the end of fiscal year 2013.

1.

Long Industrials – While industrial stocks tend to be high beta, we still like them on the basis of fundamentals and valuation. Thus they seem like an acceptable way to potentially catch some market updraft without buying into massive fundamental uncertainty.

2.	Long Specialty Financials – Mortgage servicers, life insurance companies and other specialty finance companies continued to benefit from rising rates in Q3.
3.	Long High-Quality Blue Chips – These companies are cash rich, have strong cash flow, and strong balance sheets. We believe they make a good counterweight to the higher-beta industrial companies.
4.

Long Auto Parts – Low interest rates and increasing demand continue to boost the automotive industry. Auto parts positions, we believe, should allow us to capture the rising auto market without having to pick the winners from the major automobile manufacturers.

5.	Long Gold Miners – We believe the market is undervaluing the industry’s improved profitability.
6.

Long Airlines – We had a significant airline position most of the first half of 2013, selling off early in the summer. However, the high profile delayed merger of US Air and American Airlines over the summer created a temporary dip in airline stocks. We took this as a good time to re-enter the sector.

7.

Long “The January Effect” – Many stocks have seen increased activity in January due to a number of technical factors as well as buyer/dealer tendencies. We’ve added exposure to a number of positions that we believe will benefit from this effect.

8.

Short “Story” Stocks – As explained earlier, these are stocks with valuations that appear to be driven not by existing profit models, but by company potential. We believe, in many cases, this potential will likely be unmet.

9.

Short Small-Cap Stocks – Small-cap stocks still appear overvalued relative to large-cap stocks. We believe they are likely to suffer more significantly in the event of a market downturn. We express this belief via a short position in a small-cap index fund as well as shorts of several individual companies.

10.

Short Fixed Income Instruments – We continue to believe fixed-income markets are dangerously overbought. To protect capital in the event of credit markets cracking, we are short several high yield bond ETFs. We are also short long-dated Treasuries. Though we’re not sure if investors will flee to safety in these positions given a crack in the markets, we do believe rising rates (which would help our shorts) is a likely outcome if markets don’t crack.

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Whitebox Tactical Opportunities Fund	Shareholder Letter
October 31, 2013 (Unaudited)

11.

Short Consumer Staples – We believe many fixed-income investors in search of yield have turned their dollars toward these consumer staples, causing a significant increase in valuations. We added a number of shorts in these positions over the course of the year.

12.	Option Straddles – These puts and calls on several indices and individual stocks carry a modest cost, but should provide significant protection in the event of severe market volatility.

We expect to maintain exposure to these themes for the next several months.

The new year brings with it many uncertainties in the financial markets. The Fund’s positions are the result of more than 30 investment professionals collaborating to find what we believe are the greatest areas of opportunity with the least amount of risk. We take our stewardship over your capital as our core responsibility, and are grateful for your trust.

Sincerely,

Andrew Redleaf CEO, Whitebox Advisors

Bruce Nordin1 President, Whitebox Mutual Funds

[1]	Bruce Nordin is a Registered Representative of ALPS Distributors, Inc. ALPS Distributors, Inc. is not affiliated with Whitebox Advisors LLC

Annual Report | October 31, 2013	3

Whitebox Tactical Opportunities Fund	Performance Update
October 31, 2013 (Unaudited)

Average Annual Total Returns (As of October 31, 2013)

	6 Month	1 Year	Since Inception*
Whitebox Tactical Opportunities Fund – Investor Class (NAV)	7.49%	13.67%	14.63%
Whitebox Tactical Opportunities Fund – Investor Class (MOP)	2.65%	8.55%	11.92%
Whitebox Tactical Opportunities Fund – Advisor Class	7.48%	13.74%	14.72%
Whitebox Tactical Opportunities Fund – Institutional Class	7.63%	14.01%	14.96%
Benchmarks
S&P 500® Index	9.95%	24.39%	19.68%
Barclays U.S. Aggregate Bond Index	-1.97%	-1.08%	2.26%

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Funds redeemed or exchanged within 60 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return.

Updated performance information is available by calling 855.296.2866 or by visiting the Fund’s website at www.whiteboxmutualfunds.com.

*	Fund inception date of December 1, 2011.

Performance shown for the Investor Class at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.50% Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

The Fund’s investment adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses at no more than 1.60%, 1.60% and 1.35% of the Fund’s Investor Shares, Advisor Shares and Institutional Shares, respectively, exclusive of interest, taxes, dividend expense, borrowing costs, acquired fund fees and expenses, interest expense related to short sales, and extraordinary expenses. Without such waivers and reimbursements, the Fund’s total annual fund operating expenses would be 9.00%, 9.00% and 8.75% of the Fund’s Investor Shares, Advisor Shares and Institutional Shares, respectively. These numbers are from the Fund’s prospectus dated February 28, 2013 and may vary from the expense ratios shown elsewhere in this report, as they are based on a different time period.

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Whitebox Tactical Opportunities Fund	Performance Update
October 31, 2013 (Unaudited)

Growth of $10,000 (As of October 31, 2013)

The chart represents historical performance of a hypothetical investment of $10,000 in the Investor share class, which included a sales charge, since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report | October 31, 2013	5

Whitebox Long Short Equity Fund	Shareholder Letter
October 31, 2013 (Unaudited)

Dear Shareholders,

For the year ended October 31, 2013, the Whitebox Long Short Equity Fund (the “Fund”) realized a total return of 6.20% for investor shares (WBLSX), 6.10% for advisor shares (WBLRX), and 6.40% for institutional shares (WBLFX). Of the fund’s two designated benchmarks, the HFRI EH Market Neutral Index returned 6.53% and the S&P 500 Index returned 24.39%.

Fund and Market Overview

The Fund’s mandate is to generate positive return regardless of the general direction of the market. Though the very nature of the Fund means we will generally lag equity markets during bull runs, as we enter fiscal year 2014, market conditions appear to be more favorable for investors to consider a market neutral fund like ours.

As 2013 comes to a close, the bullishness with which we at Whitebox used to regard equity markets has tapered significantly. We do not believe that markets are due an immediate, precipitous fall, but we also don’t believe investors can depend upon market direction to generate significant return as they have in the last two to three years. Long positions with what we value as the most desirable characteristics, especially capped downsides and fat right tails, are fewer and farther between than they have been in several years. Nevertheless, the portfolio does contain a number of directional biases in various sectors.

Current Sector Tilts

1.

Long Specialty Financials – Companies that benefit from a rising rate environment attracted our attention for most of the second half of fiscal year 2013. These included life insurance companies (which in a higher interest rate environment can offer higher guaranteed rates of return on annuities) and mortgage services (which benefit both from an improving housing market and lower rates of refinancing).

2.

Long Auto Parts – Given our belief that the auto market is likely to continue its recovery, our auto parts position is our way of potentially capturing the rising auto market without having to pick winners from among the major and minor car manufacturers.

3.

Long Commercial Construction – Commercial construction recoveries have historically lagged residential construction recoveries. We believe companies that build energy and utility infrastructure, manufacturing plants, and manufacturing equipment will have significant increases in business due to this pent up demand.

4.

Short Apartment Real Estate Investment Trusts (REITs) – After the housing bubble burst, apartment REITs fell into favor with investors. Over the last 12-18 months, we’d come to believe many of these REITs had no room left to grow. This position has been a part of our portfolio since the relaunch of the fund as a mutual fund.

5.

Short Consumer Staples – Earlier in the year, we believe investors bid up valuations in this sector to very high levels as they searched for bond-like stability with yields surpassing those available in the fixed-income market.

6.

Short “Story” Stocks – Firms whose prices appear to be sustained largely by the hope of future increases in top-line growth based on innovation rather than current earnings. Firms like these have become the darlings of some investors, in some cases reaching multiples in the high double digits and even the low triple digits. Regardless of the future path of the market, we believe it is unlikely that most of these companies will justify their exorbitant current valuations.

Changes in the Portfolio

For most of the first three quarters of fiscal year 2013, the portfolio contained a long airlines sector tilt. During the summer, we reduced our exposure to airlines because share prices had run up quite a bit. When the proposed merger between US Air and American Airlines was challenged by the government, airline stocks sold off creating a re-entry point for us. Also throughout the early part of fiscal year 2013, we had a long sector tilt in health care. Over the summer, we

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Whitebox Long Short Equity Fund	Shareholder Letter
October 31, 2013 (Unaudited)

reduced our directional bias; our current health care exposure is largely a matter of stock picking to take advantage of the volatile reactions to massive changes in national health care policy.

In total, Whitebox Mutual Funds ends fiscal year 2013 managing more than $350 million through the combined assets under management of the Long Short Equity Fund and the Tactical Opportunities Fund, an increase of nearly $300 million from the start of the year. As we continue to grow, our primary responsibility remains the prudent stewardship of your capital. We are grateful for the trust you’ve shown in us.

Sincerely,

Jason Cross, Global Head of Equity Strategies, Whitebox Advisors LLC

Bruce Nordin1, President, Whitebox Mutual Funds

[1]	Bruce Nordin is a Registered Representative of ALPS Distributors, Inc.

ALPS Distributors, Inc. is not affiliated with Whitebox Advisors LLC.

Annual Report | October 31, 2013	7

Whitebox Long Short Equity Fund	Performance Update
October 31, 2013 (Unaudited)

Average Annual Total Returns (As of October 31,  2013)

	1 Year	5 Year	Since Inception*
Whitebox Long Short Equity Fund – Investor Class (NAV)	6.20%	9.42%	13.59%
Whitebox Long Short Equity Fund – Investor Class (MOP)	1.43%	8.42%	13.04%
Whitebox Long Short Equity Fund – Advisor Class	6.10%	9.40%	13.57%
Whitebox Long Short Equity Fund – Institutional Class	6.40%	9.66%	13.84%
Benchmarks
HFRI Equity Hedge Market Neutral	6.53%	1.65%	2.77%
S&P 500® Index	24.39%	12.64%	4.88%

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Funds redeemed or exchanged within 60 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return.

Updated performance information is available by calling 855.296.2866 or by visiting the Fund’s website at www.whiteboxmutualfunds.com.

*	The Fund’s inception date is October 31, 2012. Returns for periods before November 1, 2012 are based on the Whitebox Long Short Equity Partners, L.P. Fund which had an inception date of June 1, 2004.

Performance shown for the Investor Class at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.50%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

The Fund’s investment adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses at no more than 1.95%, 1.95% and 1.70% of the Fund’s Investor Shares, Advisor Shares and Institutional Shares, respectively, exclusive of interest, taxes, dividend expense, borrowing costs, acquired fund fees and expenses, interest expense related to short sales, and extraordinary expenses. Without such waivers and reimbursements, the Fund’s total annual fund operating expenses would be 2.48%, 2.48% and 2.23% of the Fund’s Investor Shares, Advisor Shares and Institutional Shares, respectively. These numbers are from the Fund’s prospectus dated February 28, 2013 and may vary from the expense ratios shown elsewhere in this report, as they are based on a different time period.

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Whitebox Long Short Equity Fund	Performance Update
October 31, 2013 (Unaudited)

Growth of $10,000* (As of October 31, 2013)

The chart represents historical performance of a hypothetical investment of $10,000 in the Investor share class, which included a sales charge, since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund is the successor to Whitebox Long Short Equity Fund, L.P (the “Predecessor Fund”), a private investment company managed by the Fund’s investment adviser since June 1, 2004.

*	Investment returns for periods before 11/1/2012 are based on the returns of the Predecessor Fund.

Annual Report | October 31, 2013	9

Whitebox Mutual Funds	Disclosure of Fund Expenses
October 31, 2013 (Unaudited)

As a shareholder of the Funds, you will incur two types of costs: (1) transaction costs, including applicable sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees (the Funds impose a 2.00% redemption fee on shares held for 60 calendar days or less after purchase); and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2013 and held until October 31, 2013.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees or exchange fees. Therefore, the second line of each table below is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Whitebox Mutual Funds	Disclosure of Fund Expenses
October 31, 2013 (Unaudited)

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expense Ratio(a)	Expenses Paid During Period May 1, 2013 to October 31, 2013(b)
Whitebox Tactical Opportunities
Investor Class
Actual	$1,000.00	$1,074.90	2.82%	$14.75
Hypothetical	$1,000.00	$1,010.99	2.82%	$14.29

Advisor Class
Actual	$1,000.00	$1,074.80	2.82%	$14.75
Hypothetical	$1,000.00	$1,010.99	2.82%	$14.29

Institutional Class
Actual	$1,000.00	$1,076.30	2.55%	$13.35
Hypothetical	$1,000.00	$1,012.35	2.55%	$12.93

Whitebox Long Short Equity
Investor Class
Actual	$1,000.00	$1,066.30	2.04%	$10.62
Hypothetical	$1,000.00	$1,014.92	2.04%	$10.36

Advisor Class
Actual	$1,000.00	$1,066.30	2.03%	$10.57
Hypothetical	$1,000.00	$1,014.97	2.03%	$10.31

Institutional Class
Actual	$1,000.00	$1,067.20	1.79%	$9.33
Hypothetical	$1,000.00	$1,016.18	1.79%	$9.10

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal year (184), then divided by 365.

Annual Report | October 31, 2013	11

Whitebox Tactical Opportunities Fund	Schedule of Investments
October 31, 2013

	Shares	Value

COMMON STOCKS (39.93%)
Basic Materials (1.88%)
Forest Products & Paper (0.20%)
Domtar Corp.	7,677	$650,319

Iron/Steel (0.61%)
AK Steel Holding Corp.(a)	115,708	509,115
Allegheny Technologies, Inc.	45,221	1,496,815

		2,005,930

Mining (1.07%)
Freeport-McMoRan Copper & Gold, Inc.	34,048	1,251,604
Newmont Mining Corp.	60,126	1,639,035
Silver Wheaton Corp.	27,607	625,851

		3,516,490

Total Basic Materials		6,172,739

Communications (2.80%)
Internet (1.37%)
Angie’s List, Inc.(a)	209,368	2,949,995
Symantec Corp.	9,006	204,797
Zynga, Inc., Class A(a)	372,292	1,336,528

		4,491,320

Telecommunications (1.43%)
Cisco Systems, Inc.	119,201	2,682,022
Corning, Inc.	44,224	755,788
Neonode, Inc.(a)	41,278	223,314
Verizon Communications, Inc.	20,070	1,013,736

		4,674,860

Total Communications		9,166,180

Consumer, Cyclical (10.38%)
Airlines (1.69%)
AMR Corp.(a)	480,000	3,528,000
Republic Airways Holdings, Inc.(a)	25,197	296,821
Spirit Airlines, Inc.(a)	29,362	1,266,970
United Continental Holdings, Inc.(a)	13,106	444,949

		5,536,740

Auto Manufacturers (0.55%)
Ford Motor Co.	55,702	953,061

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Whitebox Tactical Opportunities Fund	Schedule of Investments
October 31, 2013

	Shares	Value

Consumer, Cyclical (continued)
General Motors Co.(a)	23,367	$863,411

		1,816,472

Auto Parts & Equipment (2.65%)
Delphi Automotive PLC	16,355	935,506
The Goodyear Tire & Rubber Co.	50,490	1,059,280
Lear Corp.	11,446	885,806
Magna International, Inc.	10,835	917,725
Tenneco, Inc.(a)	17,170	911,212
Tower International, Inc.(a)	90,436	1,919,052
TRW Automotive Holdings Corp.(a)	7,972	598,777
WABCO Holdings, Inc.(a)	16,958	1,452,961

		8,680,319

Home Furnishings (0.38%)
Select Comfort Corp.(a)	67,758	1,241,326

Retail (5.11%)
Barnes & Noble, Inc.(a)	32,206	455,071
Bob Evans Farms, Inc.	34,174	1,950,994
Coach, Inc.	44,992	2,280,194
Conn’s, Inc.(a)	23,395	1,413,994
Destination Maternity Corp.	56,977	1,779,961
Ezcorp, Inc., Class A(a)	51,708	813,367
Foot Locker, Inc.	37,727	1,309,127
JC Penney Co., Inc.(a)	1,893	14,197
McDonald’s Corp.	814	78,567
The Pantry, Inc.(a)	72,153	966,129
Pier 1 Imports, Inc.	132,288	2,762,173
Rite Aid Corp.(a)	183,100	975,923
Roundy’s, Inc.	104,126	968,372
Staples, Inc.	58,759	947,195
Tiffany & Co.	286	22,643

		16,737,907

Total Consumer, Cyclical		34,012,764

Consumer, Non-cyclical (4.16%)
Commercial Services (1.90%)
PHH Corp.(a)	80,806	1,943,384
RR Donnelley & Sons Co.	35,691	662,782
Sotheby’s	20,289	1,052,999

Annual Report | October 31, 2013	13

Whitebox Tactical Opportunities Fund	Schedule of Investments
October 31, 2013

	Shares	Value

Consumer, Non-cyclical (continued)
Weight Watchers International, Inc.	79,437	$2,550,722

		6,209,887

Healthcare-Products (0.23%)
TearLab Corp.(a)	72,145	752,473

Healthcare-Services (2.01%)
Emeritus Corp.(a)	45,963	880,651
Humana, Inc.	10,008	922,237
UnitedHealth Group, Inc.	35,025	2,390,807
WellPoint, Inc.	28,139	2,386,187

		6,579,882

Pharmaceuticals (0.02%)
Herbalife Ltd.	1,160	75,191

Total Consumer, Non-cyclical		13,617,433

Energy (4.22%)
(0.38%)
Par Petroleum Corp(a)	532,939	1,252,407

Oil & Gas (3.84%)
Bill Barrett Corp.(a)	28,296	782,950
Chevron Corp.	22,327	2,678,347
EQT Corp.	8,473	725,373
Exxon Mobil Corp.	32,168	2,882,896
Gran Tierra Energy, Inc.(a)	204,289	1,550,553
Range Resources Corp.	12,208	924,268
Repsol SA, Sponsored ADR	9,194	245,848
SandRidge Energy, Inc.(a)	73,211	464,158
Stone Energy Corp.(a)	23,142	806,730
Ultra Petroleum Corp.(a)	28,052	515,035
Vantage Drilling Co.(a)	561,970	1,000,307

		12,576,465

Total Energy		13,828,872

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Whitebox Tactical Opportunities Fund	Schedule of Investments
October 31, 2013

	Shares	Value

Financials (8.41%)
Banks (0.26%)
Bank of America Corp.	59,967	$837,139

Diversified Financial Services (1.48%)
DFC Global Corp.(a)	76,302	923,254
Encore Capital Group, Inc.(a)	19,697	962,199
Ocwen Financial Corp.(a)	16,141	907,608
Stonegate Mortgage Corp.(a)	115,971	2,051,527

		4,844,588

Holding Companies-Diversified (0.69%)
Leucadia National Corp.	79,840	2,262,666

Insurance (1.24%)
Assured Guaranty Ltd.	73,674	1,510,317
Hartford Financial Services Group, Inc.	15,013	505,938
HCI Group, Inc.	6,535	287,148
ING US, Inc.	15,543	482,144
MBIA, Inc.(a)	39,660	450,934
MetLife, Inc.	13,564	641,713
Prudential Financial, Inc.	2,303	187,441

		4,065,635

Investment Advisors (0.10%)
KKR Financial Holdings LLC	32,930	326,336

Private Equity (1.54%)
American Capital Ltd.(a)	115,021	1,611,444
Apollo Global Management LLC, Class A	35,652	1,150,134
Blackstone Group LP	37,783	992,937
KKR & Co. LP	59,087	1,296,960

		5,051,475

Real Estate (0.03%)
AV Homes, Inc.(a)	5,585	106,673

Real Estate Investment Trusts (2.06%)
American Capital Agency Corp.	114,063	2,477,449
American Capital Mortgage Investment Corp.	33,348	637,280
Anworth Mortgage Asset Corp.	116,747	573,228

Annual Report | October 31, 2013	15

Whitebox Tactical Opportunities Fund	Schedule of Investments
October 31, 2013

	Shares	Value

Financials (continued)
Apollo Residential Mortgage, Inc.	63,636	$958,358
Chatham Lodging Trust	111,955	2,111,471

		6,757,786

Savings & Loans (0.54%)
Flagstar Bancorp, Inc.(a)	109,000	1,766,890

Specialty Finance (0.47%)
Capitol Acquisition Corp. II(a)	153,254	1,532,540

Total Financials		27,551,728

Industrials (3.38%)
Aerospace & Defense (0.13%)
United Technologies Corp.	3,888	413,100

Engineering & Construction (0.48%)
Fluor Corp.	21,296	1,580,589

Machinery-Construction & Mining (0.46%)
Joy Global, Inc.	26,416	1,499,108

Miscellaneous Manufacturing (0.64%)
3M Co.	11,000	1,384,350
Crane Co.	11,415	724,853

		2,109,203

Packaging & Containers (1.67%)
Ball Corp.	29,654	1,449,784
Berry Plastics Group, Inc.(a)	62,292	1,250,823
Graphic Packaging Holding Co.(a)	141,097	1,185,215
Owens-Illinois, Inc.(a)	50,216	1,596,367

		5,482,189

Total Industrials		11,084,189

Technology (4.70%)
Computers (1.55%)
Apple, Inc.	8,992	4,696,971

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Whitebox Tactical Opportunities Fund	Schedule of Investments
October 31, 2013

	Shares	Value

Technology (continued)
CACI International, Inc., Class A(a)	5,568	$400,785

		5,097,756

Semiconductors (1.69%)
Intel Corp.	26,531	648,152
Kulicke & Soffa Industries, Inc.(a)	100,696	1,298,978
Lam Research Corp.(a)	17,879	969,578
QUALCOMM, Inc.	24,627	1,710,838
Silicon Motion Technology Corp., ADR	73,127	906,044

		5,533,590

Software (1.46%)
Microsoft Corp.	68,745	2,430,136
Oracle Corp.	70,255	2,353,542

		4,783,678

Total Technology		15,415,024

TOTAL COMMON STOCKS
(Cost $121,463,821)		130,848,929

EXCHANGE TRADED FUNDS (9.39%)
Equity Funds (9.39%)
Consumer Staples Select Sector SPDR® Fund	137,800	5,835,830
Industrial Select Sector SPDR® Fund	72,206	3,510,656
Market Vectors® Gold Miners ETF	238,745	5,994,887
Market Vectors® Junior Gold Miners ETF	90,553	3,404,774
SPDR® S&P 500® ETF Trust	32,195	5,657,627
Technology Select Sector SPDR® Fund	189,938	6,391,413

		30,795,187

TOTAL EXCHANGE TRADED FUNDS
(Cost $31,499,650)		30,795,187

Annual Report | October 31, 2013	17

Whitebox Tactical Opportunities Fund	Schedule of Investments
October 31, 2013

			Principal Amount	Value

CONVERTIBLE CORPORATE BOND (0.40%)
Consumer, Cyclical (0.40%)
Airlines (0.40%)
AMR Corp., 6.25% 10/15/2014(b)			$1,065,000	$1,319,934

Total Consumer, Cyclical				1,319,934

TOTAL CONVERTIBLE CORPORATE BOND
(Cost $1,135,784)				1,319,934

	Expiration Date	Exercise Price	Contracts	Value

PURCHASED OPTIONS (1.51%)
Purchased Call Options (0.83%)
Abbott Laboratories	12/21/2013	$38.00	125	$4,250
Apple, Inc.	01/18/2014	415.00	6	65,682
CBOE® SPX® Volatility
	11/20/2013	16.00	424	21,200
	11/20/2013	18.00	37	1,110
Chevron Corp.	12/21/2013	125.00	19	1,178
Cree, Inc.	11/16/2013	72.50	92	506
Dollar General Corp.
	11/16/2013	50.00	189	151,200
	11/16/2013	57.50	47	6,580
Dr Pepper Snapple Group, Inc.	11/16/2013	45.00	7	1,680
Exxon Mobil Corp.
	01/18/2014	92.50	35	2,940
	01/17/2015	92.50	35	14,175
Facebook, Inc., Class A
	11/01/2013	48.00	83	18,592
	11/01/2013	50.00	42	3,150
	11/01/2013	52.00	150	2,550
Herbalife Ltd.
	11/16/2013	48.00	176	296,560
	11/29/2013	65.00	500	176,250
	01/18/2014	70.00	57	20,178
Honeywell International, Inc.
	11/16/2013	85.00	7	1,771
	12/21/2013	87.50	625	106,875
Lorillard, Inc.
	12/21/2013	47.50	74	31,450
	12/21/2013	50.00	89	17,622

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Whitebox Tactical Opportunities Fund	Schedule of Investments
October 31, 2013

	Expiration Date	Exercise Price	Contracts	Value

Purchased Call Options (continued)
McDonald’s Corp.
	11/01/2013	$90.00	1	$652
	12/21/2013	92.50	10	4,300
	12/21/2013	95.00	16	3,600
	11/29/2013	97.00	33	2,904
	12/21/2013	97.50	11	1,034
	12/21/2013	100.00	229	6,870
MGIC Investment Corp.	11/01/2013	8.00	95	1,568
Nationstar Mortgage Holdings, Inc.	11/16/2013	55.00	100	11,500
Nucor Corp.	01/17/2015	45.00	33	28,380
Parker Hannifin Corp.	11/16/2013	105.00	248	277,512
Pfizer, Inc.	01/17/2015	27.00	54	23,328
Raytheon Co.	01/17/2015	60.00	25	57,438
Salesforce.com, Inc.
	11/16/2013	52.50	85	17,255
	11/16/2013	55.00	6	474
SPDR® S&P 500® ETF Trust
	01/18/2014	170.00	428	331,700
	12/21/2013	172.00	400	225,600
	11/01/2013	175.50	1,800	133,200
	12/21/2013	176.00	1,200	364,800
Technology Select Sector SPDR® Fund	01/17/2015	31.00	233	85,627
United Technologies Corp.
	11/16/2013	92.50	100	140,250
	11/16/2013	105.00	32	8,512
	11/16/2013	110.00	58	1,508
Zillow, Inc., Class A	11/16/2013	90.00	161	29,785
Zynga, Inc.
	01/18/2014	4.00	805	15,295
	01/18/2014	10.00	728	1,092

Total Purchased Call Options				2,719,683

Purchased Put Options (0.68%)
Abercrombie & Fitch Co.	12/21/2013	37.00	1,000	292,000
Angie’s List, Inc.	11/16/2013	17.50	54	18,360
Carnival Corp.	01/18/2014	37.00	1,000	310,000
CBOE® SPX® Volatility	01/22/2014	19.00	643	225,050

Annual Report | October 31, 2013	19

Whitebox Tactical Opportunities Fund	Schedule of Investments
October 31, 2013

	Expiration Date	Exercise Price	Contracts	Value

Purchased Put Options (continued)
Consumer Staples Select Sector SPDR® Fund	03/22/2014	$43.00	3,146	$582,010
Dollar General Corp.	11/16/2013	52.50	80	480
Green Mountain Coffee Roasters, Inc.
	11/16/2013	55.00	287	16,933
	11/16/2013	65.00	287	107,625
iShares® 20+ Year Treasury Bond ETF	01/18/2014	103.00	500	54,000
JC Penney Co., Inc.	11/16/2013	16.00	152	129,200
Nationstar Mortgage Holdings, Inc.	11/16/2013	55.00	100	48,000
Newmont Mining Corp.	11/16/2013	27.00	128	9,472
SPDR® S&P 500® ETF Trust
	12/21/2013	172.00	400	82,800
	12/21/2013	174.00	1,200	326,400
Tiffany & Co.	11/16/2013	77.50	107	5,992
United Parcel Service, Inc.	01/18/2014	90.00	500	28,000
United Technologies Corp.	11/16/2013	95.00	200	1,600

Total Purchased Put Options				2,237,922

TOTAL PURCHASED OPTIONS (Cost $ 5,021,752)				4,957,605

			Shares	Value

RIGHTS: 0.39%
Sanofi CVR, Expires: 12/31/2020(a)			665,264	1,264,002

TOTAL RIGHTS (Cost $1,175,362)				1,264,002

20	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Schedule of Investments
October 31, 2013

	7-Day Yield	Shares	Value

SHORT TERM INVESTMENTS (29.62%)
Money Market Fund (29.62%)
Wells Fargo Advantage 100% Treasury Money Market Fund, Administrator Class	0.00001%	97,057,247	$97,057,247

TOTAL SHORT TERM INVESTMENTS
(Cost $97,057,247)			97,057,247

TOTAL INVESTMENTS (81.24%)
(Cost $257,353,616)			266,242,904

Other Assets In Excess Of Liabilities (18.76%)(c)			61,467,698

NET ASSETS (100.00%)			$327,710,602

(a)	Non-income producing security.
(b)	Security is currently in default.
(c)	Includes cash which is being held as collateral for securities sold short, written options and total return swap contracts.

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value

COMMON STOCK (-30.01%)
Basic Materials (-0.35%)
Chemicals (-0.35%)
FMC Corp.	(15,796)	$ (1,149,317)

Total Basic Materials		(1,149,317)

Communications (-4.82%)
Internet (-4.82%)
Amazon.com, Inc.	(9,029)	(3,286,827)
Equinix, Inc.	(10,894)	(1,759,163)
Facebook, Inc., Class A	(46,211)	(2,322,565)
Marketo, Inc.	(31,953)	(1,078,733)
Netflix, Inc.	(500)	(161,240)
Rackspace Hosting, Inc.	(20,400)	(1,045,092)
Shutterfly, Inc.	(20,868)	(1,025,454)
SPS Commerce, Inc.	(23,995)	(1,635,259)
TripAdvisor, Inc.	(21,557)	(1,782,979)
Vitacost.com, Inc.	(44,186)	(349,511)

Annual Report | October 31, 2013	21

Whitebox Tactical Opportunities Fund	Schedule of Investments
October 31, 2013

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value

Communications (continued)
Zillow, Inc., Class A	(16,773)	$(1,335,634)

		(15,782,457)

Total Communications		(15,782,457)

Consumer, Cyclical (-8.72%)
Airlines (-1.37%)
US Airways Group, Inc.	(205,000)	(4,503,850)

Apparel (-0.37%)
Skechers U.S.A., Inc., Class A	(41,439)	(1,207,532)

Entertainment (-0.54%)
International Speedway Corp., Class A	(28,552)	(933,936)
Vail Resorts, Inc.	(11,464)	(807,639)

		(1,741,575)

Housewares (-0.36%)
The Toro Co.	(19,833)	(1,168,957)

Leisure Time (-0.71%)
Harley-Davidson, Inc.	(36,076)	(2,310,307)

Lodging (-0.53%)
Wynn Resorts Ltd.	(10,450)	(1,737,313)

Retail (-4.84%)
Best Buy Co., Inc.	(53,191)	(2,276,575)
Cabela’s, Inc.	(14,774)	(876,394)
CarMax, Inc.	(22,188)	(1,042,614)
Casey’s General Stores, Inc.	(20,999)	(1,530,407)
Chipotle Mexican Grill, Inc.	(5,722)	(3,015,322)
PetMed Express, Inc.	(111,033)	(1,647,730)
Red Robin Gourmet Burgers, Inc.	(30,113)	(2,294,008)
Tiffany & Co.	(12,571)	(995,246)
Walgreen Co.	(36,706)	(2,174,463)

		(15,852,759)

Total Consumer, Cyclical		(28,522,293)

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Whitebox Tactical Opportunities Fund	Schedule of Investments
October 31, 2013

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value

Consumer, Non-cyclical (-3.70%)
Agriculture (-0.06%)
Lorillard, Inc.	(3,875)	$(197,664)

Beverages (-1.29%)
Beam, Inc.	(14,906)	(1,003,174)
The Boston Beer Co., Inc., Class A	(9,037)	(2,074,805)
Green Mountain Coffee Roasters, Inc.	(18,168)	(1,141,132)

		(4,219,111)

Food (-0.46%)
Kellogg Co.	(23,855)	(1,508,829)

Healthcare-Products (-0.97%)
CR Bard, Inc.	(7,500)	(1,021,650)
Hospira, Inc.	(25,318)	(1,025,885)
ResMed, Inc.	(22,403)	(1,159,131)

		(3,206,666)

Healthcare-Services (-0.46%)
Amedisys, Inc.	(91,952)	(1,496,979)

Pharmaceuticals (-0.46%)
Abbott Laboratories	(5,000)	(182,750)
Neogen Corp.	(28,671)	(1,325,174)

		(1,507,924)

Total Consumer, Non-cyclical		(12,137,173)

Energy (-0.54%)
Oil & Gas Services (-0.54%)
Core Laboratories NV	(9,500)	(1,778,590)

Total Energy		(1,778,590)

Financials (-3.71%)
Diversified Financial Services (-0.24%)
Financial Engines, Inc.	(14,245)	(795,868)

Insurance (-0.02%)
MGIC Investment Corp.	(9,500)	(77,330)

Annual Report | October 31, 2013	23

Whitebox Tactical Opportunities Fund	Schedule of Investments
October 31, 2013

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value

Financials (continued)
Real Estate (-0.12%)
The St. Joe Co.	(21,218)	$(396,140)

Real Estate Investment Trusts (-3.33%)
AvalonBay Communities, Inc.	(18,100)	(2,263,405)
EastGroup Properties, Inc.	(29,689)	(1,890,002)
Equity One, Inc.	(65,666)	(1,583,207)
Post Properties, Inc.	(42,644)	(1,950,537)
Public Storage	(10,072)	(1,681,722)
Regency Centers Corp.	(29,873)	(1,543,239)

		(10,912,112)

Total Financials		(12,181,450)

Industrials (-4.54%)
Building Materials (-1.08%)
Lennox International, Inc.	(30,797)	(2,404,014)
Texas Industries, Inc.	(21,266)	(1,141,984)

		(3,545,998)

Electrical Components & Equipment (-0.34%)
Acuity Brands, Inc.	(11,160)	(1,121,692)

Electronics (-0.15%)
Honeywell International, Inc.	(5,800)	(503,034)

Machinery-Diversified (-1.09%)
Applied Industrial Technologies, Inc.	(19,141)	(905,561)
Graco, Inc.	(14,186)	(1,096,010)
Nordson Corp.	(13,385)	(964,925)
Tennant Co.	(10,471)	(635,485)

		(3,601,981)

Miscellaneous Manufacturing (-1.88%)
AO Smith Corp.	(45,380)	(2,343,877)
CLARCOR, Inc.	(17,761)	(1,038,663)
Parker Hannifin Corp.	(11,000)	(1,283,920)
Trimas Corp.	(38,743)	(1,466,810)

		(6,133,270)

Total Industrials		(14,905,975)

24	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Schedule of Investments
October 31, 2013

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value

Technology (-3.63%)
Computers (-0.74%)
Manhattan Associates, Inc.	(22,657)	$(2,413,197)

Semiconductors (-0.30%)
Cree, Inc.	(16,284)	(989,253)

Software (-2.59%)
Blackbaud, Inc.	(44,217)	(1,591,812)
Concur Technologies, Inc.	(15,279)	(1,598,183)
Infoblox, Inc.	(43,523)	(1,934,597)
Salesforce.com, Inc.	(24,801)	(1,323,381)
Tyler Technologies, Inc.	(21,017)	(2,032,554)

		(8,480,527)

Total Technology		(11,882,977)

TOTAL COMMON STOCK (Proceeds $94,851,759)		(98,340,232)

EXCHANGE TRADED FUNDS (-23.48%)
Debt Funds (-8.65%)
iShares® Barclays 20+ Year Treasury Bond Fund	(146,372)	(15,755,482)
SPDR® Barclays Capital High Yield Bond ETF	(309,698)	(12,583,030)

		(28,338,512)

Equity Funds (-14.83%)
Consumer Staples Select Sector SPDR® Fund	(153,094)	(6,483,531)
iShares® Russell 2000® Index Fund	(136,205)	(14,877,672)
SPDR® S&P 500® ETF Trust	(155,000)	(27,238,150)

		(48,599,353)

TOTAL EXCHANGE TRADED FUNDS (Proceeds $75,486,446)		(76,937,865)

TOTAL SECURITIES SOLD SHORT (Proceeds $170,338,205)		$(175,278,097)

Annual Report | October 31, 2013	25

Whitebox Tactical Opportunities Fund	Schedule of Investments
October 31, 2013

SCHEDULE OF WRITTEN OPTIONS

	Expiration Date	Exercise Price	Contracts	Value

WRITTEN OPTIONS (-0.85%)
WRITTEN CALL OPTIONS (-0.52%)
Amazon.com, Inc.	11/01/2013	$360.00	(15)	$(7,950)
Apple, Inc.:
	01/18/2014	425.00	(14)	(137,424)
	11/01/2013	525.00	(20)	(3,140)
	11/16/2013	530.00	(25)	(15,625)
	11/16/2013	540.00	(7)	(2,485)
	11/01/2013	550.00	(20)	(80)
CBOE® SPX® Volatility:
	11/20/2013	20.00	(349)	(6,980)
	11/20/2013	21.00	(500)	(7,500)
	11/20/2013	24.00	(75)	(750)
Chevron Corp.	12/21/2013	110.00	(6)	(6,180)
Cree, Inc.	11/16/2013	80.00	(284)	(852)
Dollar General Corp.	11/16/2013	55.00	(261)	(86,130)
Dr Pepper Snapple Group, Inc.	11/16/2013	40.00	(3)	(2,220)
Facebook, Inc., Class A:
	12/21/2013	50.00	(50)	(16,625)
	11/01/2013	53.00	(425)	(3,400)
	11/01/2013	55.00	(250)	(1,000)
	11/01/2013	57.00	(300)	(600)
Herbalife Ltd.:
	11/16/2013	55.00	(193)	(194,930)
	11/29/2013	69.50	(1,000)	(173,000)
	01/18/2014	85.00	(114)	(7,524)
Honeywell International, Inc.:
	11/16/2013	80.00	(249)	(185,007)
	11/16/2013	82.50	(15)	(7,740)
	12/21/2013	85.00	(10)	(2,875)
Lorillard, Inc.:
	11/16/2013	42.50	(35)	(30,187)
	12/21/2013	42.50	(42)	(37,800)
	11/16/2013	45.00	(4)	(2,480)
McDonald’s Corp.:
	11/16/2013	87.50	(18)	(16,335)
	11/16/2013	90.00	(12)	(7,812)
	12/21/2013	90.00	(96)	(62,880)
Nationstar Mortgage Holdings, Inc.:
	11/16/2013	50.00	(9)	(2,970)
	11/16/2013	60.00	(25)	(875)

26	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Schedule of Investments
October 31, 2013

	Expiration Date	Exercise Price	Contracts	Value

WRITTEN CALL OPTIONS (continued)
Netflix, Inc.:
	11/01/2013	$300.00	(20)	$(45,400)
	11/01/2013	325.00	(80)	(11,200)
	11/08/2013	325.00	(30)	(19,200)
Ocwen Financial Corp.	11/16/2013	60.00	(250)	(10,000)
Parker Hannifin Corp.	11/16/2013	95.00	(125)	(273,750)
Technology Select Sector SPDR® Fund	12/21/2013	31.00	(43)	(11,846)
Uni-Pixel, Inc.	11/16/2013	20.00	(850)	(51,000)
United Technologies Corp.	11/16/2013	97.50	(185)	(163,263)
Zillow, Inc., Class A	11/16/2013	100.00	(321)	(16,050)
Zynga, Inc.:
	01/18/2014	3.00	(1,200)	(80,400)
	01/18/2014	7.00	(1,476)	(2,214)

TOTAL WRITTEN CALL OPTIONS (Premiums received $2,025,414)				(1,715,679)

WRITTEN PUT OPTIONS (-0.33%)
Abercrombie & Fitch Co.	12/21/2013	34.00	(2,000)	(332,000)
American Capital Agency Corp.	01/17/2015	18.00	(1,000)	(182,000)
Angie’s List, Inc.	11/16/2013	15.00	(98)	(11,760)
Carnival Corp.
	01/18/2014	32.00	(250)	(15,625)
	01/18/2014	34.50	(500)	(73,000)
Direxion Daily Gold Miners Bull 3x Shares
	01/17/2015	5.00	(31)	(7,208)
	01/17/2015	10.00	(119)	(75,922)
	01/17/2015	11.00	(2)	(1,430)
Dollar General Corp.
	11/16/2013	49.00	(160)	(800)
	11/16/2013	55.00	(20)	(520)
	11/16/2013	57.50	(40)	(4,000)
Exxon Mobil Corp.
	01/18/2014	80.00	(35)	(1,050)
	01/17/2015	80.00	(35)	(12,110)
Green Mountain Coffee Roasters, Inc.	11/16/2013	60.00	(575)	(94,875)

Annual Report | October 31, 2013	27

Whitebox Tactical Opportunities Fund	Schedule of Investments
October 31, 2013

	Expiration Date	Exercise Price	Contracts	Value

WRITTEN PUT OPTIONS (continued)
Honeywell International, Inc.
	11/16/2013	$82.50	(25)	$(325)
	11/16/2013	85.00	(37)	(1,554)
JC Penney Co., Inc.	11/16/2013	13.00	(276)	(151,800)
Nationstar Mortgage Holdings, Inc.	11/16/2013	50.00	(113)	(21,470)
Newmont Mining Corp.	11/16/2013	25.00	(256)	(4,864)
Nucor Corp.	01/17/2015	40.00	(38)	(6,270)
Ocwen Financial Corp.	11/16/2013	55.00	(150)	(17,250)
Pfizer, Inc.	01/17/2015	22.00	(66)	(3,234)
Raytheon Co.	01/17/2015	57.50	(26)	(3,315)
Technology Select Sector SPDR® Fund	01/17/2015	26.00	(233)	(13,514)
The Clorox Co.	11/16/2013	77.50	(200)	(800)
The Goldman Sachs Group, Inc.	11/16/2013	135.00	(150)	(1,125)
Tiffany & Co.	11/16/2013	72.50	(214)	(2,782)
United Rentals, Inc.	11/16/2013	62.50	(400)	(38,000)
United Technologies Corp.
	11/16/2013	87.50	(400)	(1,400)
	11/16/2013	97.50	(40)	(360)

TOTAL WRITTEN PUT OPTIONS (Premiums received $ 1,475,686)				(1,080,363)

TOTAL WRITTEN OPTIONS (Premiums received $ 3,501,100)				$(2,796,042)

TOTAL RETURN SWAP CONTRACTS

Swap Counterparty	Reference Obligation	Notional Amount	Rate Paid by the Fund(a)	Rate Paid to the Fund(b)	Termination Date	Unrealized Appreciation

Bank of America Merrill Lynch	Crocodile Gold Group	$36,077	0.57550%	N/A	04/05/2014	$28,662

						$28,662

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Whitebox Tactical Opportunities Fund	Schedule of Investments
October 31, 2013

(a)	U.S. 1 Month LIBOR + 0.40%.
(b)	The Fund receives dividend payments based on any dividend activity of the Reference Obligation.

Common Abbreviations:

ADR - American Depository Receipt.

CBOE- Chicago Board Options Exchange.

CVR - Contingent Value Rights.

ETF - Exchange Traded Fund.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd. - Limited.

PLC - Public Limited Company.

S&P - Standard & Poor’s.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SPDR - Standard & Poor’s Depositary Receipt.

SPX - S&P 500® Index.

Sector Allocation Chart as of October 31, 2013 (% of Net Assets)

(Cash and Cash equivalents not included)

    See Notes to Financial Statements.

Annual Report | October 31, 2013	29

Whitebox Long Short Equity Fund	Schedule of Investments
October 31, 2013

	Shares	Value

COMMON STOCKS (88.67%)
Basic Materials (2.57%)
Chemicals (0.93%)
Kraton Performance Polymers, Inc.(a)	4,000	$85,080
OM Group, Inc.(a)	2,250	76,500
OMNOVA Solutions, Inc.(a)(b)	13,000	113,100

		274,680

Forest Products & Paper (0.53%)
Schweitzer-Mauduit International, Inc.(b)	2,500	154,700

Iron/Steel (0.25%)
Allegheny Technologies, Inc.(b)	2,250	74,475

Mining (0.86%)
Constellium NV, Class A(a)	5,500	101,585
Silver Wheaton Corp.	3,250	73,678
Stillwater Mining Co.(a)	7,000	76,370

		251,633

Total Basic Materials		755,488

Communications (6.76%)
Advertising (0.32%)
MDC Partners, Inc., Class A	3,000	92,490

Internet (2.12%)
Angie’s List, Inc.(a)	6,500	91,585
CyrusOne, Inc., REIT(b)	6,250	121,812
eBay, Inc.(a)	2,750	144,952
Global Eagle Entertainment, Inc.(a)	11,000	111,980
Google, Inc., Class A(a)	75	77,294
Safeguard Scientifics, Inc.(a)	4,250	74,163

		621,786

Media (0.43%)
Cumulus Media, Inc., Class A(a)	11,000	65,780
Entercom Communications Corp., Class A(a)	7,000	61,390

		127,170

Telecommunications (3.89%)
Alcatel-Lucent, Sponsored ADR(a)	19,000	72,770

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Whitebox Long Short Equity Fund	Schedule of Investments
October 31, 2013

	Shares	Value

Communications (continued)
Allot Communications Ltd.(a)	6,000	$80,880
Extreme Networks, Inc.(a)(b)	47,000	251,920
IPG Photonics Corp.(b)	1,250	82,838
Neonode, Inc.(a)(b)	94,000	508,540
Vringo, Inc.(a)(b)	52,000	146,640

		1,143,588

Total Communications		1,985,034

Consumer, Cyclical (16.62%)
Airlines (4.10%)
Alaska Air Group, Inc.	1,250	88,325
AMR Corp.(a)(b)	45,000	330,750
Republic Airways Holdings, Inc.(a)	11,000	129,580
Spirit Airlines, Inc.(a)(b)	13,250	571,737
United Continental Holdings, Inc.(a)	2,500	84,875

		1,205,267

Apparel (0.15%)
Perry Ellis International, Inc.	2,300	43,723

Auto Parts & Equipment (2.14%)
Motorcar Parts of America, Inc.(a)(b)	22,105	302,396
Tenneco, Inc.(a)	1,750	92,873
Tower International, Inc.(a)(b)	11,000	233,420

		628,689

Distribution/Wholesale (0.59%)
HD Supply Holdings, Inc.(a)	5,250	105,998
Titan Machinery, Inc.(a)	3,750	66,150

		172,148

Home Builders (0.66%)
KB Home(b)	11,500	195,155

Home Furnishings (3.41%)
Harman International Industries, Inc.(b)	11,000	891,220
Select Comfort Corp.(a)(b)	6,000	109,920

		1,001,140

Retail (5.57%)
Conn’s, Inc.(a)(b)	2,500	151,100

Annual Report | October 31, 2013	31

Whitebox Long Short Equity Fund	Schedule of Investments
October 31, 2013

	Shares	Value

Consumer, Cyclical (continued)
Denny’s Corp.(a)(b)	12,000	$76,200
Dillard’s, Inc., Class A	1,250	102,475
Dollar General Corp.(a)	1,250	72,225
Dollar Tree, Inc.(a)(b)	1,000	58,400
Ezcorp, Inc., Class A(a)(b)	19,000	298,870
Haverty Furniture Cos., Inc.(b)	6,750	187,717
The Pantry, Inc.(a)(b)	29,000	388,310
Pier 1 Imports, Inc.	6,000	125,280
Rite Aid Corp.(a)	18,250	97,273
Wal-Mart Stores, Inc.	1,000	76,750

		1,634,600

Total Consumer, Cyclical		4,880,722

Consumer, Non-cyclical (16.65%)
Biotechnology (1.15%)
Gilead Sciences, Inc.(a)(b)	1,500	106,485
Ligand Pharmaceuticals, Inc., Class B(a)	4,500	232,920

		339,405

Commercial Services (4.52%)
Corinthian Colleges, Inc.(a)	39,000	83,460
Deluxe Corp.(b)	13,000	612,170
MasterCard, Inc., Class A	125	89,637
Steiner Leisure Ltd.(a)(b)	3,000	168,060
TrueBlue, Inc.(a)	4,000	98,800
United Rentals, Inc.(a)(b)	3,000	193,770
The Western Union Co.	4,750	80,845

		1,326,742

Cosmetics/Personal Care (0.27%)
Colgate-Palmolive Co.	1,250	80,912

Food (0.42%)
Cosan Ltd., Class A	7,750	122,140

Healthcare-Products (5.87%)
Medtronic, Inc.(b)	2,500	143,500
MiMedx Group, Inc.(a)(b)	58,000	307,400
Sirona Dental Systems, Inc.(a)(b)	1,250	90,313
Stryker Corp.(b)	2,000	147,720
Syneron Medical Ltd.(a)	5,000	47,500

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Whitebox Long Short Equity Fund	Schedule of Investments
October 31, 2013

	Shares	Value

Consumer, Non-cyclical (continued)
TearLab Corp.(a)	8,500	$88,655
Trinity Biotech PLC, Sponsored ADR(b)	33,000	825,000
Varian Medical Systems, Inc.(a)	1,000	72,580

		1,722,668

Healthcare-Services (2.63%)
Aetna, Inc.	1,250	78,375
Health Net, Inc.(a)	6,750	205,200
Healthways, Inc.(a)	7,250	69,817
LHC Group, Inc.(a)	3,000	61,800
LifePoint Hospitals, Inc.(a)	1,750	90,370
RadNet, Inc.(a)(b)	60,750	148,838
UnitedHealth Group, Inc.(b)	1,750	119,455

		773,855

Household Products/Wares (0.80%)
ACCO Brands Corp.(a)(b)	40,000	234,000

Pharmaceuticals (0.99%)
Abbott Laboratories	2,000	73,100
BioScrip, Inc.(a)	9,500	66,595
Perrigo Co.	500	68,945
PharMerica Corp.(a)	5,500	81,180

		289,820

Total Consumer, Non-cyclical		4,889,542

Energy (5.13%)
Oil & Gas (4.32%)
EPL Oil & Gas, Inc.(a)(b)	3,000	95,640
Gran Tierra Energy, Inc.(a)(b)	81,000	614,790
Hercules Offshore, Inc.(a)	11,500	78,200
HollyFrontier Corp.(b)	2,000	92,120
Miller Energy Resources, Inc.(a)	6,500	43,940
Penn Virginia Corp.(a)(b)	10,000	85,100
Superior Energy Services, Inc.(a)(b)	4,750	127,443
Vantage Drilling Co.(a)(b)	75,000	133,500

		1,270,733

Annual Report | October 31, 2013	33

Whitebox Long Short Equity Fund	Schedule of Investments
October 31, 2013

	Shares	Value

Energy (continued)
Oil & Gas Services (0.81%)
MRC Global, Inc.(a)(b)	8,500	$237,575

Total Energy		1,508,308

Financials (23.47%)
Banks (0.29%)
Banco Latinoamericano de Comercio Exterior SA, Class E(b)	3,250	85,248

Diversified Financial Services (10.53%)
AerCap Holdings NV(a)(b)	7,500	152,175
DFC Global Corp.(a)(b)	67,000	810,700
Encore Capital Group, Inc.(a)(b)	15,000	732,750
Federal Agricultural Mortgage Corp., Class C(b)	8,839	315,464
Fly Leasing Ltd., ADR	7,750	111,600
Nelnet, Inc., Class A(b)	3,250	138,547
Ocwen Financial Corp.(a)	11,000	618,530
Stonegate Mortgage Corp.(a)	12,000	212,280

		3,092,046

Insurance (5.20%)
Ambac Financial Group, Inc.(a)	5,500	111,045
Assured Guaranty Ltd.(b)	19,250	394,625
Crawford & Co., Class A	6,250	52,062
HCI Group, Inc.(b)	4,250	186,745
Lincoln National Corp.	1,750	79,468
Maiden Holdings Ltd.	14,000	153,300
MBIA, Inc.(a)(b)	35,000	397,950
United Insurance Holdings Corp.(b)	17,000	151,300

		1,526,495

Investment Advisors (0.59%)
KKR Financial Holdings LLC(b)	17,500	173,425

Investment Companies (0.28%)
Apollo Investment Corp.	9,500	81,035

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Whitebox Long Short Equity Fund	Schedule of Investments
October 31, 2013

	Shares	Value

Financials (continued)
Private Equity (2.38%)
American Capital Ltd.(a)(b)	50,000	$700,500

Real Estate Investment Trusts (2.71%)
Ashford Hospitality Trust, Inc.(b)	25,000	326,500
Digital Realty Trust, Inc.(b)	1,750	83,405
New Residential Investment Corp.	9,750	64,447
RAIT Financial Trust(b)	42,500	320,875

		795,227

Savings & Loans (1.49%)
Flagstar Bancorp, Inc.(a)(b)	27,000	437,670

Total Financials		6,891,646

Industrials (10.59%)
Building Materials (0.47%)
Masco Corp.	6,500	137,345

Electrical Components & Equipment (0.36%)
PowerSecure International, Inc.(a)	5,750	103,960

Electronics (1.58%)
Flextronics International Ltd.(a)(b)	8,500	67,065
Methode Electronics, Inc.(b)	2,750	70,345
Stoneridge, Inc.(a)(b)	16,500	210,540
Tech Data Corp.(a)(b)	2,250	117,135

		465,085

Engineering & Construction (1.77%)
Aegion Corp.(a)	3,250	66,625
EMCOR Group, Inc.	2,000	74,120
McDermott International, Inc.(a)(b)	11,500	81,305
Tutor Perini Corp.(a)(b)	13,000	298,350

		520,400

Machinery-Diversified (1.54%)
Altra Holdings, Inc.	4,750	144,257
The Manitowoc Co., Inc.(b)	3,750	72,975

Annual Report | October 31, 2013	35

Whitebox Long Short Equity Fund	Schedule of Investments
October 31, 2013

	Shares	Value

Industrials (continued)
Power Solutions International, Inc.(a)(b)	4,050	$235,953

		453,185

Metal Fabricate/Hardware (0.96%)
Rexnord Corp.(a)(b)	12,000	282,240

Miscellaneous Manufacturing (0.86%)
Crane Co.(b)	2,000	127,000
Park-Ohio Holdings Corp.(a)(b)	3,000	124,230

		251,230

Packaging & Containers (0.68%)
Berry Plastics Group, Inc.(a)(b)	4,750	95,380
Graphic Packaging Holding Co.(a)	12,500	105,000

		200,380

Transportation (1.94%)
Aegean Marine Petroleum Network, Inc.(b)	35,250	346,155
Heartland Express, Inc.	6,000	86,160
Navios Maritime Acquisition Corp.	10,000	39,900
Safe Bulkers, Inc.	13,000	96,980

		569,195

Trucking & Leasing (0.43%)
Greenbrier Cos., Inc.(a)(b)	4,750	126,065

Total Industrials		3,109,085

Technology (6.88%)
Computers (1.71%)
Icad, Inc.(a)	23,500	211,265
International Business Machines Corp.	500	89,605
The KEYW Holding Corp.(a)	6,000	69,000
Quantum Corp.(a)(b)	105,000	130,200

		500,070

Office/Business Equipment (0.22%)
Eastman Kodak Co.(a)	2,500	65,000

Semiconductors (3.92%)
Atmel Corp.(a)(b)	19,500	141,960

36	www.whiteboxmutualfunds.com

Whitebox Long Short Equity Fund	Schedule of Investments
October 31, 2013

	Shares	Value

Technology (continued)
Axcelis Technologies, Inc.(a)	73,000	$158,410
Himax Technologies, Inc., ADR(b)	6,750	65,407
Integrated Silicon Solution, Inc.(a)	5,000	53,900
Kulicke & Soffa Industries, Inc.(a)(b)	5,500	70,950
LTX-Credence Corp.(a)	15,250	93,483
Magnachip Semiconductor Corp.(a)(b)	4,000	74,760
Silicon Motion Technology Corp., ADR(b)	20,000	247,800
Skyworks Solutions, Inc.(a)(b)	9,500	244,910

		1,151,580

Software (1.03%)
Aspen Technology, Inc.(a)(b)	2,500	95,575
MedAssets, Inc.(a)(b)	9,000	207,270

		302,845

Total Technology		2,019,495

TOTAL COMMON STOCKS (Cost $24,590,252)		26,039,320

PREFERRED STOCKS (0.01%)
Financials (0.01%)
Insurance (0.01%)
HCI Group, Inc., Series A, 7.000%, 12/31/2049(b)	97	4,223

Total Financials		4,223

TOTAL PREFERRED STOCKS (Cost $2,134)		4,223

EXCHANGE TRADED FUNDS (3.18%)
Equity Funds (3.18%)
iShares® Dow Jones® U.S. Technology Sector Index Fund(b)	1,000	82,300
iShares® Nasdaq® Biotechnology Index Fund(b)	3,750	769,200
Market Vectors® Gold Miners ETF	3,250	81,608

		933,108

TOTAL EXCHANGE TRADED FUNDS (Cost $864,544)		933,108

Annual Report | October 31, 2013	37

Whitebox Long Short Equity Fund	Schedule of Investments
October 31, 2013

		Shares	Value

RIGHTS: 0.16%
Sanofi CVR, Expires: 12/31/2020(a)(b)		25,000	$47,500

TOTAL RIGHTS (Cost $46,208)			47,500

WARRANTS: 0.01%
EnteroMedics, Inc., Strike Price: $1.90, Expires: 09/28/2016(a)		19,964	1,936

TOTAL WARRANTS (Cost $26,248)			1,936

	7-Day Yield	Shares	Value

SHORT TERM INVESTMENTS (16.65%)
Money Market Fund (16.65%)
Wells Fargo Advantage 100% Treasury Money Market Fund, Administrator Class	0.00001%	4,889,003	4,889,003

TOTAL SHORT TERM INVESTMENTS (Cost $4,889,003)			4,889,003

TOTAL INVESTMENTS (108.68%) (Cost $30,418,389)			31,915,090

Liabilities in Excess of Other Assets (-8.68%)			(2,549,334)

NET ASSETS (100.00%)			$29,365,756

(a)	Non-income producing security.
(b)	Security position is either entirely or partially held in a segregated account as collateral for securities sold short, written options and total return swap contracts aggregating a total market value of $9,384,275.

38	www.whiteboxmutualfunds.com

Whitebox Long Short Equity Fund	Schedule of Investments
October 31, 2013

SCHEDULE OF WRITTEN OPTIONS

	Expiration Date	Exercise Price	Contracts	Value

WRITTEN OPTIONS (-0.13%)
WRITTEN CALL OPTIONS (-0.12%)
Conn’s, Inc.	11/16/2013	$60.00	(25)	$(6,875)
EPL Oil & Gas, Inc.	11/16/2013	40.00	(20)	(250)
Harman International Industries, Inc.	11/16/2013	72.50	(30)	(27,600)
New Residential Investment Corp.	11/16/2013	7.50	(50)	(250)
NQ Mobile, Inc.	11/16/2013	20.00	(4)	(200)
Select Comfort Corp.	11/16/2013	28.00	(10)	(25)

TOTAL WRITTEN CALL OPTIONS (Premiums received $30,381)				(35,200)

WRITTEN PUT OPTIONS (-0.01%)
Gogo, Inc.	02/22/2014	12.50	(30)	(2,100)
Key Energy Services, Inc.	11/16/2013	7.50	(120)	(1,200)

TOTAL WRITTEN PUT OPTIONS (Premiums received $6,586)				(3,300)

TOTAL WRITTEN OPTIONS (Premiums received $36,967)				$(38,500)

Annual Report | October 31, 2013	39

Whitebox Long Short Equity Fund	Schedule of Investments
October 31, 2013

TOTAL RETURN SWAP CONTRACTS

Counterparty: Bank of America Merrill Lynch

Reference Obligation: Whitebox Long/Short Equity Fund - Basket of Securities

Paid by Fund: 1 Month LIBOR plus 40 bps and any negative return of reference basket of securities.

Received by Fund: 1 Month LIBOR less 100 bps and any negative return of reference basket of securities.

Termination Date: November 6, 2013

Reference Security	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)

Acuity Brands, Inc.	(1,000)	$(100,510)	$(2,712)
Amedisys, Inc.	(26,000)	(423,280)	39,921
Ampco-Pittsburgh Corp.	(400)	(7,364)	(142)
AO Smith Corp.	(2,000)	(103,300)	(12,021)
Armstrong World Industries, Inc.	(1,500)	(80,145)	1,321
Arrow Financial Corp.	(7,000)	(180,670)	(71)
Astec Industries, Inc.	(2,250)	(76,073)	4,416
AvalonBay Communities, Inc., REIT	(3,000)	(375,150)	13,455
Bank of the Ozarks, Inc.	(6,500)	(321,620)	(5,790)
BankFinancial Corp.	(9,500)	(88,255)	(697)
Bankrate, Inc.	(4,500)	(75,780)	23,503
Black Diamond, Inc.	(21,000)	(313,110)	(12,431)
Blount International, Inc.	(5,500)	(66,990)	416
Boingo Wireless, Inc.	(8,500)	(57,630)	2,135
Brady Corp., Class A	(3,500)	(102,165)	2,539
Bruker Corp.	(2,500)	(51,125)	(847)
Cache, Inc.	(15,000)	(90,450)	6,080
Cadiz, Inc.	(14,500)	(74,675)	(2,122)
Campbell Soup Co.	(2,000)	(85,140)	(2,838)
Cape Bancorp, Inc.	(8,750)	(80,588)	(428)
Carnival Corp.	(2,750)	(95,288)	(5,206)
Cavco Industries, Inc.	(10,750)	(629,628)	(4,714)
Cepheid, Inc.	(10,500)	(427,560)	(28,436)
CH Robinson Worldwide, Inc.	(1,250)	(74,675)	(601)
Citi Trends, Inc.	(11,000)	(161,480)	11,730
Citizens, Inc.	(34,500)	(289,800)	16,891
Cognex Corp.	(3,000)	(93,750)	(142)
Cohen & Steers, Inc.	(4,250)	(163,030)	(7,116)
Connecticut Water Service, Inc.	(2,250)	(72,113)	(1,132)
Constant Contact, Inc.	(11,000)	(285,010)	(27,570)
Consumer Discretionary Select Sector SPDR® Fund	(15,500)	(982,855)	(40,999)
Consumer Staples Select Sector SPDR® Fund	(10,000)	(423,500)	(17,459)
Core Laboratories NV	(500)	(93,610)	1,947
Corvel Corp.	(5,000)	(208,000)	(10,868)
Costco Wholesale Corp.	(750)	(88,500)	(1,554)

40	www.whiteboxmutualfunds.com

Whitebox Long Short Equity Fund	Schedule of Investments
October 31, 2013

TOTAL RETURN SWAP CONTRACTS (continued)

Reference Security	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)

Craft Brew Alliance	(9,500)	$(154,090)	$(12,798)
Deltic Timber Corp.	(7,500)	(479,100)	7,992
DENTSPLY International, Inc.	(1,500)	(70,650)	(3,890)
Electro Rent Corp.	(3,000)	(54,420)	912
Energy Recovery, Inc.	(27,500)	(160,600)	13,649
Equity One, Inc., REIT	(12,500)	(301,375)	(14,481)
Essex Property Trust, Inc., REIT	(2,250)	(362,250)	(9,713)
FactSet Research Systems, Inc.	(1,500)	(163,410)	(1,127)
First Cash Financial Services, Inc.	(1,500)	(90,735)	(3,422)
Fiserv, Inc.	(1,000)	(104,730)	(586)
Forrester Research, Inc.	(17,750)	(688,878)	(14,453)
Franklin Electric Co., Inc.	(1,750)	(66,238)	242
Gogo, Inc.	(11,000)	(205,040)	(23,499)
Graco, Inc.	(1,250)	(96,575)	(1,306)
Grand Canyon Education, Inc.	(2,000)	(94,540)	2,816
Griffin Land and Nurseries, Inc.	(2,000)	(66,000)	(1,882)
Harley-Davidson, Inc.	(1,500)	(96,060)	2,592
Hawkins, Inc.	(6,100)	(219,661)	812
Health Care Select Sector SPDR® Fund	(1,250)	(65,925)	328
Hologic, Inc.	(3,750)	(83,963)	(948)
Hospira, Inc.	(1,500)	(60,780)	853
Humana, Inc.	(750)	(69,113)	1,861
inContact, Inc.	(8,500)	(64,515)	872
Industrial Select Sector SPDR® Fund	(6,000)	(291,720)	(3,702)
Interactive Intelligence Group, Inc.	(1,750)	(107,538)	565
Interface, Inc.	(4,250)	(86,063)	1,554
iShares® Russell 2000® Index Fund	(32,500)	(3,549,965)	(47,261)
L-3 Communications Holdings, Inc.	(1,250)	(125,563)	(8,064)
Landauer, Inc.	(2,450)	(118,580)	5,611
Lennox International, Inc.	(1,250)	(97,575)	(1,236)
Lincoln Electric Holdings, Inc.	(1,500)	(103,860)	(970)
Liquid Holdings Group, Inc.	(2,500)	(18,250)	125
Lululemon Athletica, Inc.	(1,000)	(69,050)	4,874
Manhattan Associates, Inc.	(1,000)	(106,510)	(8,294)
McGrath RentCorp	(3,500)	(124,845)	(3,122)
Middlesex Water Co.	(10,250)	(212,483)	3,333
MWI Veterinary Supply, Inc.	(750)	(118,980)	968
Neogen Corp.	(28,875)	(1,334,603)	(88,904)
Netscout Systems, Inc.	(4,500)	(127,440)	(7,936)
Raven Industries, Inc.	(9,750)	(325,260)	(13,076)
RBC Bearings, Inc.	(1,250)	(85,988)	(3,460)
Red Robin Gourmet Burgers, Inc.	(1,500)	(114,270)	(4,483)
Regency Centers Corp., REIT	(12,000)	(619,920)	(17,536)

Annual Report | October 31, 2013	41

Whitebox Long Short Equity Fund	Schedule of Investments
October 31, 2013

TOTAL RETURN SWAP CONTRACTS (continued)

Reference Security	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)

Ritchie Bros. Auctioneers, Inc.	(7,500)	$(148,500)	$(9,755)
RLI Corp.	(11,500)	(1,086,520)	(34,823)
Saia, Inc.	(2,500)	(81,325)	1,555
Sanderson Farms, Inc.	(2,250)	(142,223)	2,512
SPDR® S&P MidCap 400® ETF Trust	(1,500)	(351,780)	(7,641)
STERIS Corp.	(2,500)	(112,975)	1,901
Sun Bancorp, Inc.	(17,000)	(56,100)	5,742
Sun Hydraulics Corp.	(6,500)	(257,920)	(12,780)
Tenet Healthcare Corp.	(2,000)	(94,380)	(436)
Texas Capital Bancshares, Inc.	(3,250)	(169,163)	(13,030)
Texas Industries, Inc.	(11,000)	(590,700)	3,193
The Boston Beer Co., Inc., Class A	(2,000)	(459,180)	31,035
The Cooper Cos., Inc.	(500)	(64,605)	(839)
The Gorman-Rupp Co.	(9,750)	(397,215)	(16,987)
The St. Joe Co.	(42,500)	(793,475)	11,946
The Toro Co.	(1,750)	(103,145)	(3,479)
Tile Shop Holdings, Inc.	(4,500)	(100,485)	11,849
Tootsie Roll Industries, Inc.	(26,500)	(848,000)	(25,246)
Trimas Corp.	(2,250)	(85,185)	4,450
Tyler Technologies, Inc.	(1,000)	(96,710)	1,329
Ulta Salon Cosmetics & Fragrance, Inc.	(500)	(64,425)	(164)
United Parcel Service, Inc., Class B	(1,500)	(147,360)	(10,317)
US Airways Group, Inc.	(20,250)	(444,893)	(19,828)
Vail Resorts, Inc.	(3,500)	(246,575)	(4,919)
ViewPoint Financial Group, Inc.	(18,500)	(403,485)	(6,063)
Vitacost.com, Inc.	(37,500)	(296,625)	21,654
WD-40 Co.	(9,250)	(670,533)	(47,141)
West Pharmaceutical Services, Inc.	(2,500)	(120,875)	(9,441)
Woodward, Inc.	(1,750)	(70,158)	17
York Water Co.	(3,500)	(72,485)	1,446

Total of Short Equity Positions		$(26,976,930)	$(431,992)

42	www.whiteboxmutualfunds.com

Whitebox Long Short Equity Fund	Schedule of Investments
October 31, 2013

Common Abbreviations:

ADR - American Depository Receipt.

CVR - Contingent Value Rights.

ETF - Exchange Traded Fund.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

Ltd. - Limited.

NV – Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

S&P - Standard and Poor’s.

SA – Generally designated corporations in various countries, mostly those employing civil law.

SPDR - Standard and Poor’s Depository Receipt.

Sector Allocation Chart as of October 31, 2013  (% of Net Assets)

(Cash and Cash equivalents not included)

See Notes to Financial Statements.
Annual Report | October 31, 2013	43

Whitebox Mutual Funds	Statements of Assets and Liabilities
October 31, 2013

	Whitebox Tactical Opportunities	Whitebox Long Short Equity

ASSETS:
Investments, at value (cost $257,353,616 and $30,418,389)	$266,242,904	$31,915,090
Deposit with broker for securities sold short, written options and total return swap contracts	229,647,034	–
Unrealized appreciation on total return swap contracts	28,662	–
Receivable for investments sold	25,285,427	1,125,076
Receivable for shares sold	4,113,479	4
Receivable due from adviser	–	18,411
Dividends receivable	68,592	6,405
Prepaid assets	11,132	26,376

Total Assets	525,397,230	33,091,362

LIABILITIES:
Securities sold short (proceeds $170,338,205 and $–)	175,278,097	–
Written options, at value (premiums received $3,501,100 and $36,967)	2,796,042	38,500
Payable due to broker for written options and total return swap contracts	–	1,987,280
Payable for total return swap contract payments	9	139,740
Unrealized depreciation on total return swap contracts	–	431,992
Payable for investments purchased	19,110,244	1,067,496
Payable for shares redeemed	136,935	885
Payable due to investment adviser	188,801	–
Payable for distribution and service fees	13,800	1,297
Payable for chief compliance officer fee	1,250	1,250
Accrued expenses and other liabilities	161,450	57,166

Total Liabilities	197,686,628	3,725,606

NET ASSETS	$327,710,602	$29,365,756

See Notes to Financial Statements.
44	www.whiteboxmutualfunds.com

Whitebox Mutual Funds	Statements of Assets and Liabilities (continued)
October 31, 2013

	Whitebox Tactical Opportunities	Whitebox Long Short Equity

NET ASSETS CONSIST OF:
Paid-in capital	$314,444,862	$28,339,155
Accumulated net investment loss	(92,588)	(696,701)
Accumulated net realized gain on investments, securities sold short, written options and total return swaps contracts	8,675,212	660,126
Net unrealized appreciation on investments, securities sold short, written options and total return swap contracts	4,683,116	1,063,176

NET ASSETS	$327,710,602	$29,365,756

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share(a)	$12.77	$10.62
Net Assets	$20,394,320	$1,211,419
Shares of beneficial interest outstanding	1,597,199	114,049
Maximum offering price per share (NAV/0.955, based on maximum sales charge of 4.50% of the offering price)	$13.37	$11.12

Advisor Class:
Net Asset Value, offering and redemption price per share	$12.79	$10.61
Net Assets	$48,430,574	$5,900,946
Shares of beneficial interest outstanding	3,785,397	555,942

Institutional Class:
Net Asset Value, offering and redemption price per share	$12.84	$10.64
Net Assets	$258,885,708	$22,253,391
Shares of beneficial interest outstanding	20,163,450	2,090,765

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.
Annual Report | October 31, 2013	45

Whitebox Mutual Funds	Statements of Operations
For the Year Ended October 31, 2013

	Whitebox Tactical Opportunities	Whitebox Long Short Equity(a)

INVESTMENT INCOME:
Dividends	$1,189,327	$204,826
Foreign taxes withheld	(3,363)	(205)

Total Investment Income	1,185,964	204,621

EXPENSES:
Investment advisory fee	1,020,351	268,720
Administration fee	164,884	54,423
Distribution and service fees
Investor Class	22,466	1,881
Advisor Class	47,317	4,957
Custodian fee	11,941	33,234
Legal and audit fees	206,067	67,773
Transfer agent fee	49,049	35,828
Trustees’ fees and expenses	37,500	37,500
State registration fees	41,150	9,680
Chief compliance officer fee	9,355	9,355
Dividend expense on securities sold short	901,458	1,316
Interest expense	239,220	12,496
Offering cost expense	24,063	136,218
Other expenses	79,475	18,175

Total expenses	2,854,296	691,556

Less fees waived/reimbursed by investment adviser
Investor Class	(29,395)	(15,117)
Advisor Class	(61,580)	(40,503)
Institutional Class	(175,385)	(310,744)

Total Net Expenses	2,587,936	325,192

NET INVESTMENT LOSS:	(1,401,972)	(120,571)

See Notes to Financial Statements.
46	www.whiteboxmutualfunds.com

Whitebox Mutual Funds	Statements of Operations (continued)
For the Year Ended October 31, 2013

	Whitebox Tactical Opportunities	Whitebox Long Short Equity(a)
Net realized gain on investments	$6,439,189	$5,045,735
Net realized gain/(loss) on securities sold short	1,865,506	(352,238)
Net realized gain on written options	1,941,000	22,545
Net realized loss on total return swap contracts	(87,273)	(4,738,683)
Net realized gain on foreign currency transactions	1,168	397
Long-term capital gain distributions from other investment companies	–	189
Net change in unrealized appreciation on investments	8,303,958	1,496,701
Net change in unrealized depreciation on securities sold short	(4,858,776)	–
Net change in unrealized appreciation/(depreciation) on written options	634,994	(1,533)
Net change in unrealized appreciation/(depreciation) on total return swap contracts	28,662	(431,992)

Net realized and unrealized gain on investments, securities sold short, written options and total return swap contracts	14,268,428	1,041,121

Net increase in net assets resulting from operations	$12,866,456	$920,550

(a)	The Fund commenced operations on November 1, 2012.

See Notes to Financial Statements.
Annual Report | October 31, 2013	47

Whitebox Tactical Opportunities Fund	Statements of Changes in Net Assets

	For the Year Ended October 31, 2013	For the Period December 1, 2011 (Commencement) to October 31, 2012
OPERATIONS:
Net investment loss	$(1,401,972)	$(22,683)
Net realized gain on investments, securities sold short, written options, total return swaps, and foreign currency transactions	10,159,590	154,587
Net change in unrealized appreciation on investments, securities sold short, written options and total return swap contracts	4,108,838	574,278

Net increase in net assets resulting from operations	12,866,456	706,182

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class	(8,138)	–
Advisor Class	(16,034)	–
Institutional Class	(13,650)	–
From net realized gains on investments:
Investor Class	(65,834)	–
Advisor Class	(135,241)	–
Institutional Class	(103,910)	–

Total distributions	(342,807)	–

See Notes to Financial Statements.
48	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Statements of Changes in Net Assets (continued)

	For the Year Ended October 31, 2013	For the Period December 1, 2011 (Commencement) to October 31, 2012
CAPITAL SHARE TRANSACTIONS (NOTE 8):
Investor Class
Shares sold	$16,608,565	$3,851,833
Dividends reinvested	73,576	–
Shares redeemed, net of redemption fees	(1,275,866)	(92,849)

Net increase from share transactions	15,406,275	3,758,984

Advisor Class
Shares sold	43,836,862	9,597,212
Dividends reinvested	141,628	–
Shares redeemed, net of redemption fees	(5,710,974)	(1,781,298)

Net increase from share transactions	38,267,516	7,815,914

Institutional Class
Shares sold	252,947,687	5,314,769
Dividends reinvested	114,466	–
Shares redeemed, net of redemption fees	(9,055,154)	(189,686)

Net increase from share transactions	244,006,999	5,125,083

Net increase in net assets	310,204,439	17,406,163

NET ASSETS:
Beginning of period	17,506,163	100,000

End of period (including accumulated net investment income/(loss) of $(92,588) and $1,856)	$327,710,602	$17,506,163

See Notes to Financial Statements.
Annual Report | October 31, 2013	49

Whitebox Long Short Equity Fund	Statement of Changes in Net Assets

For the Year Ended October 31, 2013(a)
OPERATIONS:
Net investment loss	$(120,571)
Net realized loss on investments, securities sold short, written options, total return swap contracts, and foreign currency transactions	(22,244)
Long-term capital gain distributions from other investment companies	189
Net change in unrealized appreciation on investments, securities sold short, written options and total return swap contracts	1,063,176

Net increase in net assets resulting from operations	920,550

CAPITAL SHARE TRANSACTIONS (NOTE 8):
Investor Class
Shares sold	1,359,991
Shares redeemed, net of redemption fees	(203,372)

Net increase from share transactions	1,156,619

Advisor Class
Shares sold	6,750,513
Shares redeemed, net of redemption fees	(1,019,297)

Net increase from share transactions	5,731,216

Institutional Class
Shares sold	35,274,331
Shares redeemed, net of redemption fees	(13,716,960)

Net increase from share transactions	21,557,371

Net increase in net assets	29,365,756

NET ASSETS:
Beginning of period	–

End of period (including accumulated net investment loss of $(696,701))	$29,365,756

(a)	The Fund commenced operations on November 1, 2012.

See Notes to Financial Statements.
50	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Financial Highlights
Investor Class

For a share outstanding throughout the periods presented.

	For the Year Ended October 31, 2013		For the Period December 1, 2011 (Commencement) to October 31, 2012

NET ASSET VALUE, BEGINNING OF PERIOD	$11.43		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.18)		(0.03)
Net realized and unrealized gain on investments	1.72		1.46

Total from Investment Operations	1.54		1.43

LESS DISTRIBUTIONS:
From investment income	(0.02)		–
From net realized gains	(0.18)		–

Total Distributions	(0.20)		–

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00	(b)	0.00	(b)

NET INCREASE IN NET ASSET VALUE	1.34		1.43

NET ASSET VALUE, END OF PERIOD	$12.77		$11.43

TOTAL RETURN	13.67%		14.30%	(c)

RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$20,394		$4,031

RATIOS TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	3.05%		10.16%	(e)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	2.72%		1.92%	(e)
Ratio of net investment loss to average net assets	(1.45)%		(0.34)%	(e)

PORTFOLIO TURNOVER RATE	163%		74%	(c)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Dividend expense on securities sold short and interest expense totaled 1.12% of the average net assets for the year ended October 31, 2013 and 0.32% (annualized) of the average net assets for the period ended October 31, 2012.
(e)	Annualized.

   See Notes to Financial Statements.

Annual Report | October 31, 2013	51

Whitebox Tactical Opportunities Fund	Financial Highlights
Advisor Class

For a share outstanding throughout the periods presented.

	For the Year Ended October 31, 2013	For the Period December 1, 2011 (Commencement) to October 31, 2012

NET ASSET VALUE, BEGINNING OF PERIOD	$11.44	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.18)	(0.05)
Net realized and unrealized gain on investments	1.72	1.49

Total from Investment Operations	1.54	1.44

LESS DISTRIBUTIONS:
From investment income	(0.02)	–
From net realized gains	(0.18)	–

Total Distributions	(0.20)	–

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.01	0.00	(b)

NET INCREASE IN NET ASSET VALUE	1.35	1.44

NET ASSET VALUE, END OF PERIOD	$12.79	$11.44

TOTAL RETURN	13.74%	14.40	%(c)

RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$48,431	$8,022

RATIOS TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	3.04%	7.28	%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	2.72%	1.92	%(e)
Ratio of net investment loss to average net assets	(1.49)%	(0.46)	%(e)

PORTFOLIO TURNOVER RATE	163%	74	%(c)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Dividend expense on securities sold short and interest expense totaled 1.12% of the average net assets for the year ended October 31, 2013 and 0.32% (annualized) of the average net assets for the period ended October 31, 2012.
(e)	Annualized.

   See Notes to Financial Statements.

52	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Financial Highlights
Institutional Class

For a share outstanding throughout the periods presented.

	For the Year Ended October 31, 2013	For the Period December 1, 2011 (Commencement) to October 31, 2012

NET ASSET VALUE, BEGINNING OF PERIOD	$11.46	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.16)	(0.02)
Net realized and unrealized gain on investments	1.74	1.48

Total from Investment Operations	1.58	1.46

LESS DISTRIBUTIONS:
From investment income	(0.02)	–
From net realized gains	(0.18)	–

Total Distributions	(0.20)	–

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (b)	0.00	(b)

NET INCREASE IN NET ASSET VALUE	1.38	1.46

NET ASSET VALUE, END OF PERIOD	$12.84	$11.46

TOTAL RETURN	14.01%	14.60	%(c)

RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$258,886	$5,453

RATIOS TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	2.70%	9.44	%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	2.47%	1.67	%(e)
Ratio of net investment loss to average net assets	(1.34)%	(0.17)	%(e)

PORTFOLIO TURNOVER RATE	163%	74	%(c)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Dividend expense on securities sold short and interest expense totaled 1.12% of the average net assets for the year ended October 31, 2013 and 0.32% (annualized) of the average net assets for the period ended October 31, 2012.
(e)	Annualized.

   See Notes to Financial Statements.

Annual Report | October 31, 2013	53

Whitebox Long Short Equity Fund	Financial Highlights
Investor Class

For a share outstanding throughout the period presented.

For the Year Ended October 31, 2013(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.11)
Net realized and unrealized gain on investments	0.73

Total from Investment Operations	0.62

NET INCREASE IN NET ASSET VALUE	0.62

NET ASSET VALUE, END OF PERIOD	$10.62

TOTAL RETURN	6.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$1,211

RATIOS TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets excluding fee waivers and reimbursements(c)	4.04%
Ratio of expenses to average net assets including fee waivers and reimbursements(c)	2.03%
Ratio of net investment loss to average net assets	(1.12)%

PORTFOLIO TURNOVER RATE	351%

(a)	The Fund commenced operations on November 1, 2012.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Dividend expense on securities sold short and interest expense totaled 0.08% (annualized) of the average net assets for the period ended October 31, 2013.

   See Notes to Financial Statements.

54	www.whiteboxmutualfunds.com

Whitebox Long Short Equity Fund	Financial Highlights
Advisor Class

For a share outstanding throughout the period presented.

For the Year Ended October 31, 2013(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.14)
Net realized and unrealized gain on investments	0.75

Total from Investment Operations	0.61

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (c)

NET INCREASE IN NET ASSET VALUE	0.61

NET ASSET VALUE, END OF PERIOD	$10.61

TOTAL RETURN	6.10%

RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$5,901

RATIOS TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	4.07%
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	2.03%
Ratio of net investment loss to average net assets	(1.35)%

PORTFOLIO TURNOVER RATE	351%

(a)	The Fund commenced operations on November 1, 2012.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005 per share.
(d)	Dividend expense on securities sold short and interest expense totaled 0.08% (annualized) of the average net assets for the period ended October 31, 2013.

   See Notes to Financial Statements.

Annual Report | October 31, 2013	55

Whitebox Long Short Equity Fund	Financial Highlights
Institutional Class

For a share outstanding throughout the period presented.

For the Year Ended October 31, 2013(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.06)
Net realized and unrealized gain on investments	0.70

Total from Investment Operations	0.64

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (c)

NET INCREASE IN NET ASSET VALUE	0.64

NET ASSET VALUE, END OF PERIOD	$10.64

TOTAL RETURN	6.40%

RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$22,253

RATIOS TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	3.82%
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	1.78%
Ratio of net investment loss to average net assets	(0.56)%

PORTFOLIO TURNOVER RATE	351%

(a)	The Fund commenced operations on November 1, 2012.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005 per share.
(d)	Dividend expense on securities sold short and interest expense totaled 0.08% (annualized) of the average net assets for the period ended October 31, 2013.

See Notes to Financial Statements.
56	www.whiteboxmutualfunds.com

Whitebox Mutual Funds	Notes to Financial Statements
October 31, 2013

1. ORGANIZATION

Whitebox Mutual Funds (the “Trust”) was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The Trust currently offers shares of beneficial interest of Whitebox Tactical Opportunities Fund and Whitebox Long Short Equity Fund (each, a “Fund” and together, the “Funds”). Whitebox Tactical Opportunities Fund commenced operations on December 1, 2011 and Whitebox Long Short Equity Fund commenced operations on November 1, 2012. The investment objective of Whitebox Tactical Opportunities Fund is to provide investors with a high level of total investment return, consistent with prudent investment management. The investment objective of Whitebox Long Short Equity Fund is to provide investors with consistent investment returns with low correlation to the U.S. equity markets. The Funds are classified as non-diversified as defined in the 1940 Act.

The Funds are authorized to issue shares in three share classes: Investor Shares (offered generally and subject to a front-end sales charge for investments of up to $1 million and a contingent deferred sales charge for investments of $1 million or more), Advisor Shares (offered without a front-end or contingent deferred sales charge only to clients of registered investment advisors and participants in certain employee benefit plans) and Institutional Shares (offered without a front-end or contingent deferred sales charge to institutions and individuals investing at least $5 million). All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters solely affecting such class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

The preparation of financial statements in accordance with GAAP requires management to make certain estimates and assumptions that affect the reported amounts in the financial statements during the reporting period. Management believes these estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities.

(a)

Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, sales price on the Composite Market. Lacking any sales, securities are valued at the mean between the most recent quoted bid and asked prices on the principal exchange or market. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (the “NYSE”) or using methods determined by Whitebox Advisors LLC (the “Adviser”) pursuant to procedures established under the general supervision and responsibility of the Board of Trustees (the “Board”). The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Fund’s securities traded on those foreign exchanges. These foreign equity securities are generally categorized as Level 2 in the hierarchy when they are fair valued, but are otherwise categorized as Level 1. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or

Annual Report | October 31, 2013	57

Whitebox Mutual Funds	Notes to Financial Statements
October 31, 2013

minus any amortization or accretion. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Adviser. The Board may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined but prior to the time at which the Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Adviser and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

(b)

The net asset value (the “NAV”) is generally calculated as of the close of trading on the NYSE (normally 4:00 p.m. Eastern time) every day the NYSE is open. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Funds are subject to a redemption fee of 2% if redeemed within 60 days of purchase.

(c)

The Funds policy is to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and each Fund intends to distribute substantially all of its taxable income, as well as net realized gains from the sale of investment securities to shareholders. The Funds accordingly pay no Federal income taxes, and no Federal income tax provision is recorded.

As of and during the year ended October 31, 2013, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds file income tax returns in the U.S. federal jurisdiction and Minnesota.

(d)

For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes. Expenses that are specific to a class of shares are charged directly to that share class. Common expenses are allocated daily to each class of shares based upon its proportionate share of total net assets of each Fund.

(e)

A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by Rule 144 under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered to be illiquid. As of October 31, 2013, the Funds did not hold any restricted securities.

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Whitebox Mutual Funds	Notes to Financial Statements
October 31, 2013

3. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Funds’ investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 -	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date.
Level 2 -

Quoted prices from markets which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability.

Level 3 -

Significant unobservable prices or inputs (including the Board’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Funds’ investments as of October 31, 2013:

Whitebox Tactical Opportunities

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks(a)
Energy	$–	$1,252,407	$–	$1,252,407
Other	129,596,522	–	–	129,596,522
Exchange Traded Funds	30,795,187	–	–	30,795,187
Convertible Corporate Bond	–	1,319,934	–	1,319,934
Purchased Options	4,957,605	–	–	4,957,605
Rights	1,264,002	–	–	1,264,002
Short Term Investments	97,057,247	–	–	97,057,247

Total	$263,670,563	$2,572,341	$–	$266,242,904

Annual Report | October 31, 2013	59

Whitebox Mutual Funds	Notes to Financial Statements
October 31, 2013

Other Financial Instruments

Assets
Total Return Swap Contracts	$–	$28,662	$–	$28,662
Liabilities
Securities Sold Short
Common Stocks(a)	(98,340,232)	–	–	(98,340,232)
Exchange Traded Funds	(76,937,865)	–	–	(76,937,865)
Written Options	(2,796,042)	–	–	(2,796,042)

Total	$(178,074,139)	$28,662	$–	$(178,045,477)

Whitebox Long Short Equity
Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks(a)	$26,039,320	$–	$–	$26,039,320
Preferred Stocks	4,223	–	–	4,223
Exchange Traded Funds	933,108	–	–	933,108
Rights	47,500	–	–	47,500
Warrants	–	1,936	–	1,936
Short Term Investments	4,889,003	–	–	4,889,003

Total	$31,913,154	$1,936	$–	$31,915,090

Other Financial Instruments

Liabilities
Written Options	$(38,500)	$–	$–	$(38,500)
Total Return Swap Contracts	–	(431,992)	–	(431,992)

Total	$(38,500)	$(431,992)	$–	$(470,492)

(a)	For detailed descriptions of industries, see the accompanying Schedule of Investments.

The Funds recognize transfers between levels at the end of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2013. For the year ended October 31, 2013, the Funds did not have unobservable inputs (Level 3) used in determining fair value.

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Whitebox Mutual Funds	Notes to Financial Statements
October 31, 2013

4. DERIVATIVE INSTRUMENTS

The Funds may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency. In particular, the Funds may engage in transactions in options, and total return swaps (a) to hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return or (d) to invest in eligible asset classes with a greater efficiency and lower cost than is possible through direct investment.

Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Funds or any counterparty.

Market Risk Factors: In pursuit of its investment objectives, each Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risk of Investing in Derivatives: The Funds use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase market value exposure relative to net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that a Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Purchased and Written Options: Options can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates and other economic factors. Attempts to use such investments may not be successful and could result in reduction of a Fund’s total return. The Funds could experience losses if the prices of options positions move in a direction different than anticipated, or if the Funds were unable to close out positions due to disruptions in the market or lack of liquidity. Over-the-counter options generally involve greater credit and liquidity risks than

Annual Report | October 31, 2013	61

Whitebox Mutual Funds	Notes to Financial Statements
October 31, 2013

exchange-traded options. Options traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to the Funds if the other party to the contract defaults.

The Funds’ use of options and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

Written option activity for the year ended October 31, 2013 was as follows:

Whitebox Tactical Opportunities

	Written Call Options		Written Put Options
	Contracts	Premiums	Contracts	Premiums

Outstanding, October 31, 2012	526	$106,015	255	$48,308
Positions opened	21,729	4,945,914	21,036	3,457,348
Exercised	(5,641)	(1,647,921)	(1,229)	(296,641)
Expired	(3,535)	(632,849)	(9,932)	(1,321,581)
Closed	(4,084)	(745,745)	(2,641)	(411,748)
Split	11	–	–	–

Outstanding, October 31, 2013	9,006	$2,025,414	7,489	$1,475,686

Market Value, October 31, 2013		$(1,715,679)		$(1,080,363)

Whitebox Long Short Equity
	Written Call Options		Written Put Options
	Contracts	Premiums	Contracts	Premiums

Outstanding, October 31, 2012	–	$–	–	$–
Positions opened	1,022	91,547	479	28,641
Exercised	(628)	(50,231)	(115)	(9,648)
Expired	(292)	(10,920)	(194)	(11,697)
Closed	(3)	(15)	(20)	(710)
Split	40	–	–	–

Outstanding, October 31, 2013	139	$30,381	150	$6,586

Market Value, October 31, 2013		$(35,200)		$(3,300)

Swap Agreements: The Funds may enter into swap agreements for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Funds than if the Funds had invested directly in the asset that yielded the desired return. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest

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Whitebox Mutual Funds	Notes to Financial Statements
October 31, 2013

factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). All outstanding swap agreements are reported in each Fund’s schedule of investments.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Funds and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

Total Return Swaps: Certain Funds may invest in total return swaps. Total return swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund.

Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of a Fund’s obligations will be segregated by each Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost each Fund initially to make an equivalent direct investment, plus or minus any amount each Fund is obligated to pay or is to receive under the total return swap agreement.

Use of Segregated and Other Special Accounts: Use of many derivatives by the Funds will require, among other things, that the Funds designate liquid assets to cover its obligations under the derivative to the extent a Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or otherwise. In general, either the full amount of any obligation by the Funds to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation (determined each business day) must be designated.

Annual Report | October 31, 2013	63

Whitebox Mutual Funds	Notes to Financial Statements
October 31, 2013

The effect of derivative instruments on the Statements of Assets and Liabilities as of October 31, 2013:

Derivatives Not Accounted for as Hedging Instruments	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value

Whitebox Tactical Opportunities
Equity Contracts (Purchased Options)	Investments, at value	$4,957,605	N/A	N/A
Equity Contracts (Rights)	Investments, at value	1,264,002	N/A	N/A
Equity Contracts (Written Options)	N/A	N/A	Written options, at value	$2,796,042
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	28,662	Unrealized depreciation on total return swap contracts	–

		$6,250,269		$2,796,042

Whitebox Long Short Equity
Equity Contracts (Rights)	Investments, at value	$47,500	N/A	N/A
Equity Contracts (Written Options)	N/A	N/A	Written options, at value	$38,500
Equity Contracts (Warrants)	Investments, at value	1,936	N/A	N/A
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	–	Unrealized depreciation on total return swap contracts	431,992

		$49,436		$470,492

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Whitebox Mutual Funds	Notes to Financial Statements
October 31, 2013

The effect of derivatives instruments on the Statements of Operations for the year ended October 31, 2013:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain/(Loss) on Derivatives Recognized in Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income

Whitebox Tactical Opportunities
Equity Contracts (Purchased Options)	Net realized gain on investments/Net change in unrealized appreciation on investments	$(2,699,926)	$(90,450)
Equity Contracts (Rights)	Net realized gain on investments/Net change in unrealized appreciation on investments	–	60,662
Equity Contracts (Written Options)	Net realized gain on written options/Net change in unrealized appreciation/(depreciation) on written options	1,941,000	634,994
Equity Contracts (Total Return Swap Contracts)	Net realized loss on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	(87,273)	28,662

Total		$(846,199)	$633,868

Whitebox Long Short Equity
Equity Contracts (Purchased Options)	Net realized gain on investments/Net change in unrealized appreciation on investments	$33,864	$–
Equity Contracts (Rights)	Net realized gain on investments/Net change in unrealized appreciation on investments	(80)	1,292
Equity Contracts (Warrants)	Net realized gain on investments/Net change in unrealized appreciation on investments	(63,009)	(24,312)
Equity Contracts (Written Options)	Net realized gain on written options/Net change in unrealized appreciation/(depreciation) on written options	22,545	(1,533)
Equity Contracts (Total Return Swap Contracts)	Net realized loss on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	(4,738,683)	(431,992)

Total		$(4,745,363)	$(456,545)

Annual Report | October 31, 2013	65

Whitebox Mutual Funds	Notes to Financial Statements
October 31, 2013

Volume of Derivative Instruments for the Funds for the year ended October 31, 2013 was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Whitebox Tactical Opportunities
Purchased Options	Contracts	9,130
Rights	Shares	402,859
Written Options	Contracts	(5,859)
Total Return Swap Contracts	Notional Quantity	500,000

Whitebox Long Short Equity
Purchased Options	Contracts	49
Rights	Shares	15,853
Warrants	Shares	26,467
Written Options	Contracts	(161)
Total Return Swap Contracts	Notional Quantity	(464,276)

5. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an Investment Advisory Agreement (the “Agreement”) with the Advisor, with whom certain officers and one trustee of the Trust are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Whitebox Tactical Opportunities Fund and the Whitebox Long Short Equity Fund compensates the Adviser for its management services at the annual rate of 1.00% and 1.50%, respectively, of each Fund’s average daily net assets.

The Funds have entered into a Fee Waiver and Expense Limitation Agreement with the Adviser whereby the Adviser has contractually agreed, at least until February 28th, 2015, to waive its advisory fee and/or reimburse the Funds’ other expenses to the extent that total operating expenses (exclusive of dividend expense, interest expense and other extraordinary expenses) exceed the annual rate of the Funds’ average daily net assets attributable to each share class as shown in the table below:

	Whitebox Tactical Opportunities	Whitebox Long Short Equity
Investor Class	1.60%	1.95%
Advisor Class	1.60%	1.95%
Institutional Class	1.35%	1.70%

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal year are less than the respective expense cap limitations, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. The Funds may at times reimburse the Adviser for legal fees, which the Adviser has incurred on the Funds’ behalf.

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Whitebox Mutual Funds	Notes to Financial Statements
October 31, 2013

As of October 31, 2013, the Adviser may in the future recoup the amounts as follows:

Fund	Expires October 31, 2015	Expires October 31, 2016
Whitebox Tactical Opportunities
Investor Class	$197,550	$29,395
Advisor Class	129,539	61,580
Institutional Class	153,610	175,385

Whitebox Long Short Equity
Investor Class	N/A	$15,117
Advisor Class	N/A	40,503
Institutional Class	N/A	310,744

ALPS Fund Services, Inc. acts the Funds administrator, accountant, and transfer agent. ALPS Distributors, Inc., an affiliate of ALPS Fund Services, Inc., provides distribution services for the Funds. Fees for administration, accounting and distribution services are 0.05% on the first $500 million of managed assets in the Trust, 0.025% on the next $500 million of managed assets and 0.015% on managed assets in excess of $1 billion, subject to an annual minimum fee of $197,000. Fees for transfer agent services include annual open account fees of $7 or $9 per account (depending on the type of account), and are likewise subject to an annual minimum fee of $25,000. In addition to the fees described, there are various additional out-of-pocket expenses that are paid for these services provided to the Fund.

The Funds’ Investor Shares are assessed a front-end sales charge (based on maximum sale charge of 4.50% of the offering price) for investments of up to $1 million, and a contingent deferred sales charge for investments of $1 million or more. Neither the Funds’ Advisor Shares nor Institutional Shares bear any front-end or contingent deferred sales charges. The Funds’ Investor Shares and Advisor Shares bear Rule 12b-1 shareholder servicing fees of 0.25% per annum on the average daily net assets attributed to each such class of Shares. The Institutional Shares are not subject to any sales charges or Rule 12b-1 fees. As distributor of the Funds’ shares, ALPS Distributors, Inc. receives all front-end and contingent deferred sales charges and Rule 12b-1 fees, and retains the portion of such charges and fees not passed through to broker-dealers and other financial intermediaries involved in selling each Funds’ shares and servicing Fund shareholders.

The Funds have entered into an agreement with a third-party custodian to provide custody services to the Funds. The Funds will pay the custodian a fee of 0.0075% of each Funds’ first $500 million of average daily net assets and 0.005% on the next $500 million of average daily net assets, plus daily transaction fees and out-of-pocket expenses, subject to an annual minimum fee of $20,000 for the Whitebox Tactical Opportunities Fund and $10,000 for the Whitebox Long Short Equity Fund.

Annual Report | October 31, 2013	67

Whitebox Mutual Funds	Notes to Financial Statements
October 31, 2013

6. FEDERAL INCOME TAXES

Components of Distributable Earnings on a Tax Basis: At October 31, 2013, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of organizational costs, net operating loss offset on short term capital gains, swap adjustments and dividend expense on securities sold short. The reclassifications were as follows:

	Accumulated Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
Whitebox Tactical Opportunities	$1,345,350	$(1,332,445)	$(12,905)
Whitebox Long Short Equity	(576,130)	682,181	(106,051)

As of October 31, 2013, the components of distributable earnings were as follows:

	Undistributed Ordinary Income	Accumulated Capital Gains	Unrealized Appreciation	Other Cumulative Effect of Timing Differences	Total
Whitebox Tactical Opportunities	$7,945,655	$1,658,844	$4,541,340	$(880,099)	$13,265,740
Whitebox Long Short Equity	–	816,200	904,814	(694,413)	1,026,601

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. These differences were primarily due to the differing tax treatment of wash sales and certain investments.

The Whitebox Long Short Equity Fund elected to defer to the period ending October 31, 2014, late year ordinary losses in the amount of $693,829.

As of October 31, 2013, the Funds had no accumulated capital loss carryforwards.

Unrealized Appreciation and Depreciation on Investments: The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at October 31, 2013, are displayed in the table below. The difference between book and tax basis unrealized appreciation/(depreciation) for the Funds is attributable primarily to the tax deferral of losses on wash sales and the tax inclusion of constructive sale gains.

	Tax Cost of Investments	Gross Unrealized Appreciation of Investments	Gross Unrealized Depreciation of Investments	Net Depreciation of Foreign Currency and Derivatives	Net Tax Unrealized Appreciation
Whitebox Tactical Opportunities	$257,495,392	$15,191,481	$(6,443,969)	$(4,206,172)	$4,541,340
Whitebox Long Short Equity	30,576,751	2,245,330	(906,991)	(433,525)	904,814

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Whitebox Mutual Funds	Notes to Financial Statements
October 31, 2013

Tax Distributions: The tax character of the distributions paid by the Funds during the year ended October 31, 2013, were as follows:

	Ordinary Income	Long-Term Capital Gain
Whitebox Tactical Opportunities	$302,032	$40,775
Whitebox Long Short Equity	–	–

The Whitebox Tactical Opportunities Fund did not make any distributions for the period ended October 31, 2012.

7. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended October 31, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, transfers in-kind, short sales and cover shorts) were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Whitebox Tactical Opportunities	$241,563,660	$109,578,345
Whitebox Long Short Equity	56,855,297	57,221,086

8. CAPITAL SHARE TRANSACTIONS

Shares redeemed within 60 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. For the year ended October 31, 2013, the amounts listed below were retained by the Funds.

Fund	Redemption Fee Retained
Whitebox Tactical Opportunities Fund - Investor Class	$3,050
Whitebox Tactical Opportunities Fund - Advisor Class	12,258
Whitebox Tactical Opportunities Fund - Institutional Class	9,532
Whitebox Long Short Equity Fund - Advisor Class	445
Whitebox Long Short Equity Fund - Institutional Class	530

Annual Report | October 31, 2013	69

Whitebox Mutual Funds	Notes to Financial Statements
October 31, 2013

Transactions in shares of capital stock were as follows:

	For the Year Ended October 31, 2013	For the Period December 1, 2011 (Commencement) to October 31, 2012
Whitebox Tactical Opportunities
Investor Class
Shares sold	1,342,696	360,936
Dividends reinvested	6,420	–
Shares redeemed	(104,655)	(8,198)

Net increase in shares outstanding	1,244,461	352,738

Advisor Class
Shares sold	3,540,971	859,650
Dividends reinvested	12,348	–
Shares redeemed	(469,343)	(158,229)

Net increase in shares outstanding	3,083,976	701,421

Institutional Class
Shares sold	20,417,766	482,530
Dividends reinvested	9,962	–
Shares redeemed	(740,197)	(16,611)

Net increase in shares outstanding	19,687,531	465,919

	For the Year Ended October 31, 2013 (a)
Whitebox Long Short Equity
Investor Class
Shares sold	134,181
Shares redeemed	(20,132)

Net increase in shares outstanding	114,049

Advisor Class
Shares sold	657,147
Shares redeemed	(101,205)

Net increase in shares outstanding	555,942

Institutional Class
Shares sold	3,462,810
Shares redeemed	(1,372,045)

Net increase in shares outstanding	2,090,765

(a)	The Fund commenced operations on November 1, 2012.

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Whitebox Mutual Funds	Notes to Financial Statements
October 31, 2013

9. TRUSTEE FEES

The Independent Trustees of the Trust receive an annual fee in the amount of $15,000 and an additional $2,500 for attending each regularly scheduled Board or combined Board and Audit Committee meeting. The Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. No Interested Trustee, officer or employee of the Adviser or any of its affiliates receives any compensation from the Trust or the Funds for serving as an Interested Trustee, officer or employee of the Trust or the Funds.

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting arrangements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

In January 2013, FASB released ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”. The objective of this ASU is to clarify the scope of ASU 2011-11 and address any unintended consequences resulting from implementation of ASU 2011-11. ASU 2011-11 and ASU 2013-01 are effective for the annual periods beginning on or after January 1, 2013 and the interim periods within those annual periods. Management is currently evaluating the impact of these ASU’s will have on the Funds’ financial statements.

11. CONTINGENCIES AND COMMITMENTS

Pursuant to the Funds’ Declaration of Trust, Investment Advisory Agreement and Distribution Agreement, officers, trustees, employees and agents of the Funds will not be liable to the Funds, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Funds, subject to the same exceptions. The Funds have purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Funds against the cost of indemnification payments to officers under certain circumstances.

12. SUBSEQUENT EVENTS

The Investment Advisor has evaluated the need for disclosures and/or adjustments resulting from subsequent events relating to the Funds. There were no such events or transactions requiring adjustments to or disclosure in the Funds’ financial statements.

Annual Report | October 31, 2013	71

Whitebox Mutual Funds	Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Whitebox Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Whitebox Tactical Opportunities Fund and Whitebox Long Short Equity Fund (each a series of Whitebox Mutual Funds) as of October 31, 2013, and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial statements of the Whitebox Tactical Opportunities Fund as of October 31, 2012 and for the period then ended were audited by other auditors whose report thereon dated December 21, 2012, expressed an unqualified opinion on those financial statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Whitebox Mutual Funds as of October 31, 2013, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

December 20, 2013

72	www.whiteboxmutualfunds.com

Whitebox Mutual Funds	Additional Information
October 31, 2013 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, (1) without charge, upon request, by calling 1–855–296–2866 and (2) on the SEC’s website at http://ww.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12–month period ended June 30 will be available (1) without charge, upon request, by calling the Funds at the number above and (2) on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N–Q. The Fund’s Forms N–Q are available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. Additionally, you may obtain copies of the Fund’s form N–Q by calling the Fund at 1-855-296-2866. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1–800–SEC–0330, (1–800–732–0330).

3. TAX INFORMATION (UNAUDITED)

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2012:

	QDI	DRD
Whitebox Tactical Opportunities Fund	28.20%	24.84%

In early 2013, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2012 via Form 1099. The Fund will notify shareholders in early 2014 of amounts paid to them by the Funds, if any, during the calendar year 2013.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Whitebox Tactical Opportunities Fund designated $40,775 as long-term capital gain distribution.

4. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On September 6, 2013, the Audit Committee of the Board of Trustees (the “Board”) of the Trust recommended, and the Board appointed, KPMG LLP as the Trust’s independent registered public accounting firm for the fiscal year ended October 31, 2013. At the same meeting, the Board of the Trust approved the dismissal of Ernst & Young LLP (“Ernst & Young”) as independent registered public accounting firm of the Trust . The previous reports issued by Ernst & Young on the Trust’s financial statements for the fiscal year ended October 31, 2012 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal year referred to above and the subsequent interim period through September 6, 2013 (i) there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Trust’s financial statements for such years; and (ii) there were no reportable events. The Trust has requested Ernst & Young to furnish it a letter addressed to the Commission stating whether it agrees with the above statements.

Annual Report | October 31, 2013	73

Whitebox Mutual Funds	Trustees & Officers
October 31, 2013

The business and affairs of the Fund are managed under the direction of its Board. The Board approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund’s Adviser and administrator.

The name, address, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by each Trustee. During the past five years none of the Independent Trustees has served as a director of a public company or mutual fund.

INDEPENDENT TRUSTEES

Name, Address* and Age	Length of Time Served	Position with Trust	Principal Occupation During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**

Lee Liberman Otis c/o Whitebox Mutual Funds 3033 Excelsior Boulevard Suite 300 Minneapolis, MN 55416 Age: 57	Since June 2011	Trustee	Since 2007, Senior Vice President and Director, Faculty Division of The Federalist Society.	2

Joseph M. Barsky III c/o Whitebox Mutual Funds 3033 Excelsior Boulevard Suite 300 Minneapolis, MN 55416 Age: 64	Since June 2011	Trustee	Since October 2011, Executive Vice President of Twele Capital Management. From 2003 to 2011, Program Director of Carlson Funds Enterprise at Carlson School of Management – University of Minnesota.	2

Timothy J. Healy c/o Whitebox Mutual Funds 3033 Excelsior Boulevard Suite 300 Minneapolis, MN 55416 Age: 48	Since June 2011	Trustee	Since 2004, President and Owner of Team Spine (a distributor of medical equipment).	2

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Whitebox Mutual Funds	Trustees & Officers
October 31, 2013

INTERESTED TRUSTEE
Name, Address* and Age	Length of Time Served	Position with Trust	Principal Occupation During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**

Mark M. Strefling Whitebox Mutual Funds 3033 Excelsior Boulevard Suite 300 Minneapolis, MN 55416 Age: 44	Since June 2011	Chairman; Trustee	General Counsel and Chief Operating Officer of the Adviser since June 2013; General Counsel and Chief Legal Officer of the Adviser from February 2008 to June 2013; Partner of Faegre & Benson LLP (now Faegre Baker Daniels LLP), legal counsel to the Adviser and the Trust, from 2005 to 2008; Associate at Faegre & Benson LLP from 1999 to 2005.	2

OFFICERS

Name, Address* and Age	Length of Time Served	Position with Trust	Principal Occupation During The Past Five Years

Bruce W. Nordin 3033 Excelsior Boulevard Suite 300 Minneapolis, MN 55416 Age: 58	Indefinite term; served since March 2012	President	Managing Director of special situations and workouts of the Adviser since 2005.

Lucas Foss 1290 Broadway Denver, CO 80203 Age: 36	Indefinite term; served since February 2013	Chief Compliance Officer	Deputy Chief Compliance Officer of ALPS Fund Services since August 2012; Compliance Manager for ALPS from January 2010 until August 2012; Senior Compliance Analyst from June 2006 until December 2009; Fund Accounting Supervisor from November 2004 until May 2006.

Annual Report | October 31, 2013	75

Whitebox Mutual Funds	Trustees & Officers
October 31, 2013

OFFICERS (continued)
Name, Address* and Age	Length of Time Served	Position with Trust	Principal Occupation During The Past Five Years

Michael McCormick 3033 Excelsior Boulevard Suite 300 Minneapolis, MN 55416 Age: 50	Indefinite term; served since November 2013	Treasurer and Secretary	Chief Financial Officer of the Adviser since September 2013; Director in the Global Markets, Financing and Futures business at Bank of America/Merrill Lynch from 2010 to 2013; Executive Director at UBS from 2006 to 2010; Director at UBS from 2005 to 2006.

Matthew L. Thompson 90 South Seventh Street Suite 2200 Minneapolis, MN 55402 Age: 56	Indefinite term; served since Trust’s inception (2011)	Assistant Secretary	Partner of Faegre Baker Daniels LLP, legal counsel to the Adviser and the Trust, since 1995.

*	All communications to Trustees and Officers may be directed to Mark M. Strefling, Trustee and Chairman, Whitebox Mutual Funds, 3033 Excelsior Boulevard, Suite 300, Minneapolis, MN 55416.
**

The Fund Complex for all Trustees consists of Whitebox Tactical Opportunities Fund and the Whitebox Long Short Equity Fund, the only active registered investment companies for which the Adviser provides investment advisory services.

Additional information about members of the Board of Trustees & Officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-855-296-2866.

76	www.whiteboxmutualfunds.com

Whitebox Mutual Funds	Glossary
October 31, 2013 (Unaudited)

Barclay’s U.S. Aggregate Bond Index: A fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year.

Beta: A measure of a fund’s sensitivity to market movements. The beta of the market is 1.00 by definition. A beta above 1 is more volatile than the overall market, while a beta below 1 is less volatile.

Blue chip: Well-known, financially sound companies with large capitalization that have a history of growth and dividend payments. These companies typically comprise the top 100 in terms of market capitalization.

Call: As it relates to options, the right to buy a specific number of shares at a specified price by a fixed date.

Free cash flow: A measure of financial performance calculated as operating cash flow minus capital expenditures.

HFRI EH Equity Market Neutral Index: Comprised of funds which utilize equity market neutral strategies. Equity Market Neutral strategies employ sophisticated quantitative techniques of analyzing price data to ascertain information about future price movement and relationships between securities, select securities for purchase and sale. These can include both Factor-based and Statistical Arbitrage/Trading strategies. Factor-based investment strategies include strategies in which the investment thesis is predicated on the systematic analysis of common relationships between securities. In many but not all cases, portfolios are constructed to be neutral to one or multiple variables, such as broader equity markets in dollar or beta terms, and leverage is frequently employed to enhance the return profile of the positions identified. Statistical Arbitrage/Trading strategies consist of strategies in which the investment thesis is predicated on exploiting pricing anomalies which may occur as a function of expected mean reversion inherent in security prices; high frequency techniques may be employed and trading strategies may also be employed on the basis on technical analysis or opportunistically to exploit new information the investment manager believes has not been fully, completely or accurately discounted into current security prices. Equity Market Neutral Strategies typically maintain characteristic net equity market exposure no greater than 10% long or short.

Long-Dated Treasury Bond: A negotiable, coupon-bearing debt obligation issued by the U.S. government and backed by its full faith and credit, where maturity of the bond is at least 15 years or more.

Option straddle: An options strategy with which the investor holds a position in both a call and put with the same strike price and expiration date.

Put: As it relates to options, a contract that grants the right to sell at a specified price a specific number of shares by a certain date.

S&P 500 Index: Comprised of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

Fat Right Tail: A fat tail, or fat-tailed distribution, is a short-hand term describing a particular probability distribution in which moderately extreme outcomes are more likely than might otherwise be expected. In finance, the term often refers to potential movement in a stock’s price that greatly exceeds what would be predicted by the normal distribution. A right tail refers to a positive surprise; a left tail refers to a negative surprise.

Annual Report | October 31, 2013	77

Must be accompanied or preceded by a prospectus.

Whitebox Mutual Funds are distributed by ALPS Distributors, Inc.

Item 2.	Code of Ethics.

(a)    The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)    Not applicable.

(c)    During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)    During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)    Not applicable.

(f)    The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.

Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Mr. Joseph M. Barsky as the Trust’s “audit committee financial expert,” as defined in Form N-CSR under the 1940 Act, based on the Board’s review of his qualifications.

Mr. Barsky is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR

Item 4.	Principal Accountant Fees and Services.

(a)      Audit Fees: For the Registrant’s fiscal years ended October 31, 2013 and October 31, 2012, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $53,000 and $19,800, respectively. For the Registrant’s fiscal year ended October 31, 2013 KPMG LLP served as the principal accountant and for the Registrant’s fiscal year ended October 31, 2012 Ernst & Young LLP served as the principle accountant. In 2013, the amount of $53,000 was paid to KPMG LLP and in 2012; the amount of $19,800 was paid to Ernst & Young LLP.

(b)      Audit-Related Fees: For the Registrant’s fiscal years ended October 31, 2013 and October 31, 2012, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s annual financial statements and are not reported under paragraph a of this Item were $0 and $9,250, respectively. For the Registrant’s fiscal year ended October 31, 2013 KPMG LLP served as the principal accountant and for the Registrant’s fiscal year ended October 31, 2012 Ernst & Young LLP served as the principle accountant. In 2013, no audit related fees were paid to KPMG LLP and in 2012; the amount of $9,250 was paid to Ernst & Young LLP.

(c)      Tax Fees: For the Registrant’s fiscal years ended October 31, 2013 and October 31, 2012, aggregate fees of $8,400 and $4,600, respectively, were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. In the fiscal years 2013 and 2012 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation. For the Registrant’s fiscal year ended October 31, 2013 KPMG LLP served as the principal accountant and for the Registrant’s fiscal year ended October 31, 2012 Ernst & Young LLP served as the principle accountant. In 2013, the amount of $8,400 was paid to KPMG LLP and in 2012; the amount of $4,600 was paid to Ernst & Young LLP.

(d)

(e)      All Other Fees: For the Registrant’s fiscal years ended October 31, 2013 and October 31, 2012, no fees were billed to Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item.

(e)(1) Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee.

(e)(2) No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(a)      The aggregate non-audit fees billed by the Registrant’s principle accountant for the fiscal years ended October 31, 2013 and October 31, 2012 were $8,400 and $13,850, respectively. For the Registrant’s fiscal year ended October 31, 2013 KPMG LLP served as the principal accountant and for the Registrant’s fiscal year ended October 31, 2012 Ernst & Young LLP served as the principle accountant. In 2013, the amount of $8,400 paid to KPMG LLP and in 2012; the amount of $13,850 was paid to Ernst & Young LLP.

(g)

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)      The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)      No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The code of ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as EX-12.A.1.

(a)(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3) Not applicable.

(b)      The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WHITEBOX MUTUAL FUNDS

By:	/s/ Bruce W. Nordin
Bruce W. Nordin
President

Date:	January 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce W. Nordin
Bruce W. Nordin
President (Principal Executive Officer)

Date:	January 6, 2014

By:	/s/ Michael McCormick
Michael McCormick
Treasurer

Date:	January 6, 2014